   As filed with the Securities and Exchange Commission on September 5, 2007

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                  Investment Company Act file number 811-3023

                                  FORUM FUNDS
                              Two Portland Square
                             Portland, Maine 04101
                                 207-879-1900

           Simon D. Collier, President & Principal Executive Officer
                              Two Portland Square
                             Portland, Maine 04101
                                 207-553-7110

                     Date of fiscal year end: December 31

           Date of reporting period: January 1, 2007 - June 30, 2007

ITEM 1. REPORT TO STOCKHOLDERS.

                                    [GRAPHIC]




                                                                 Adams Harkness
                                                          Small Cap Growth Fund

                                                             Semi-Annual Report
                                                                  June 30, 2007
                                                                    (Unaudited)

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
SHAREHOLDER LETTER
JUNE 30, 2007
--------------------------------------------------------------------------------

Dear Investor:

After a difficult start to the year, performance in the Adams Harkness Small Cap Growth Fund (the "Fund") picked up strongly in the second quarter. We made changes to our staffing levels at the beginning of the year, adding one junior analyst and one senior analyst to give us a total of four professionals on the investment team. We also made changes to our process, increasing the frequency of our database screening, early in 2007. We made these changes in the belief that they would be of benefit to the Fund; we are pleased that our efforts are beginning to produce tangible results and we believe that these changes will position the Fund well for the longer term.

In the first quarter, we increased the weighting in industrials and materials in the Fund. For small cap growth investors, these sectors offer very compelling exposure to the global industrial economy. Although the U.S. economy might be slowing the global industrial economy remains robust, driven by the increasing growth in China, India and Eastern Europe. The majority of the companies in which we invested, although they are domiciled in the U.S., do a large portion of their business overseas -- which makes sense, given that the industrial sector of the economy accounts for only about 12-15% of our gross domestic product (GDP). Many of these companies operate with minimal competition and enjoy good pricing flexibility, given the strong demand for their products. In addition, they appear to still have strong margin leverage opportunities ahead of them, given that we are relatively early in the resurgence of the industrial sector.

To us, the biggest investment story for the first half of 2007 was the market shift from value to growth. Through the first six months of the year for the period ended 06/30/2007, the Russell 2000 Growth Index, the Fund's benchmark, increased 9.33% versus a 3.80% return for the Russell 2000 Value Index while the Fund returned 10.68% for the same time period. We believe this shift will continue for the rest of 2007 and beyond, as the issues that are causing the value index to decline -- the concerns over housing and financials and real estate investment trusts (REITS) -- do not appear to be quickly resolvable.

As of this writing, we still have a week or so to go in the second quarter corporate earnings season, and in general earnings for the first half of 2007 for smaller growth companies have been positive with managements offering upbeat outlooks for the rest of 2007. We believe this might be an indication that smaller growth companies for the time being are somewhat insulated from the slowing economy. While no company is completely immune to a recession, some of their niche focuses and unique products and services may enable them to continue to grow through a slower economic environment. Indeed, many of the macroeconomic factors that were headwinds earlier in the year appeared to turn into tailwinds in the spring: the economy appeared to be slowing, but not enough to put us into a recession, and the Federal Reserve appeared to be finished with raising interest rates. As a result, companies with higher earnings growth saw no further compression in their price/earnings ratios. Many companies in the Fund are forecasted to grow earnings approximately /1/53% through 2007, and sell at /2/24x that earnings growth. Although these figures are subject to change and they
-------------------------
/1/ Source: William O'Neil
/2/ Source: Mellon Analytical Solutions

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
SHAREHOLDER LETTER
JUNE 30, 2007
--------------------------------------------------------------------------------

are not a reflection of the Fund's actual returns, we believe these kinds of companies tend to stand out in a slower earnings growth market.

As we write this letter, the market is in the midst of a correction, driven by concerns over the subprime market and fears of a liquidity crunch. While it is not clear at this time if the current concerns over liquidity will materialize into an overall tightening of credit and cause a recession, we do not view it at this point as likely. In our experience, slowdowns engineered by the Federal Reserve Bank's actions in raising interest rates can often be reversed by their actions in lowering interest rates. If the economy shows signs of weakness in the coming months, we do expect that the Federal Reserve will lower interest rates in an attempt to stave off recession; we also anticipate that these actions will be reasonably successful. Thus, at this point, we see a period of continued slow economic growth, with inflation concerns subsiding as we move through the summer.

From a research perspective our discussions with company managements have uncovered minimal evidence of an overall economic slowdown. We view this time period as very similar to that of the early 1990's -- it appears to be an economy in which it is better to be a small company with a differentiated product or service and a focused strategy, than a large multifaceted company dependent on the overall economic environment. In our view, we see potential opportunities and bright prospects ahead for the small companies that make up our investment universe. We have not been the only ones to draw this conclusion -- the corporate market has noticed many smaller companies' as bright prospects as well. Over the period, the Fund has benefited from a number of takeovers of smaller companies by larger ones -- we count almost 10 since the beginning of the year, which is highly unusual. We believe these takeovers are being driven by large companies' quest for growth. If that is indeed the case, this trend might continue for a while.

We view the takeover trend as merely "icing on the cake"; we believe the Fund is well positioned for the current environment and we believe the prospects for smaller growth companies rate well based on our historical perspective.

Regards,

/s/ mary lisanti

Mary Lisanti, CFA
Portfolio Manager
AH Lisanti Capital Growth, LLC

THE FUND INVESTS IN SMALLER COMPANIES WHICH GENERALLY CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS NARROWER MARKETS, LIMITED FINANCIAL RESOURCES, AND LESS LIQUID STOCK. Value stocks emphasize companies whose growth opportunities are generally regarded as sub par by the market.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
SHAREHOLDER LETTER
JUNE 30, 2007
--------------------------------------------------------------------------------


Value stock companies often pay regular dividend income to shareholders and sell at relatively low prices in relation to their earnings or book value. Growth stocks emphasize companies that are believed to offer above-average prospects for capital growth due to their strong earnings and revenue potential. Growth stocks tend to offer relatively low dividend yields. Price to earnings ratio is the value of a company's stock price relative to company earnings.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth Values. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index which measures the performance of 2,000 companies that are between the 1000/th/ and 3000/th/ largest in the market. One cannot invest directly in an index.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF JUNE 30, 2007 AND MAY NOT REFLECT HER VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
PERFORMANCE CHART AND ANALYSIS
JUNE 30, 2007
--------------------------------------------------------------------------------

The following chart reflects the change in value of a hypothetical $10,000 investment in the Adams Harkness Small Cap Growth Fund since inception, including reinvested dividends and distributions. The result is compared with a broad-based securities market index. The Russell 2000 Growth Index, the Fund's primary performance benchmark, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an index. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (800) 441-7031 OR VISIT THE FUND'S WEBSITE AT WWW.AHLISANTI.COM.

                                                               SINCE
                                                             INCEPTION
          AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/07 1 YEAR   2/27/04
          ------------------------------------------ ------- ---------
             Adams Harkness Small Cap Growth Fund      9.35%  10.19%
             Russell 2000 Growth Index                16.83%  10.69%

          INVESTMENT VALUE ON 06/30/07
          ----------------------------
             Adams Harkness Small Cap Growth Fund    $13,828
             Russell 2000 Growth Index               $14,038

                                    [CHART]

                    Adams Harkness
                Small Cap Growth Fund      Russell 2000 Growth Index
                ---------------------      -------------------------
   2/27/2004            $10,000                     $10,000
   2/29/2004             10,000                      10,000
   3/31/2004              9,910                      10,047
   4/30/2004              9,470                       9,542
   5/31/2004              9,580                       9,732
   6/30/2004              9,840                      10,056
   7/31/2004              8,920                       9,153
   8/31/2004              8,580                       8,956
   9/30/2004              9,450                       9,452
  10/31/2004              9,650                       9,681
  11/30/2004             10,380                      10,500
  12/31/2004             10,650                      10,877
   1/31/2005             10,310                      10,387
   2/28/2005             10,500                      10,530
   3/31/2005             10,130                      10,135
   4/30/2005              9,430                       9,490
   5/31/2005             10,110                      10,159
   6/30/2005             10,590                      10,487
   7/31/2005             11,400                      11,220
   8/31/2005             11,510                      11,062
   9/30/2005             11,870                      11,150
  10/31/2005             11,250                      10,738
  11/30/2005             12,130                      11,346
  12/31/2005             12,160                      11,329
   1/31/2006             13,595                      12,421
   2/28/2006             13,696                      12,355
   3/31/2006             14,121                      12,956
   4/30/2006             13,999                      12,918
   5/31/2006             12,817                      12,009
   6/30/2006             12,645                      12,016
   7/31/2006             11,745                      11,392
   8/31/2006             11,846                      11,726
   9/30/2006             11,705                      11,805
  10/31/2006             12,412                      12,570
  11/30/2006             12,706                      12,871
  12/31/2006             12,493                      12,841
   1/31/2007             12,695                      13,079
   2/28/2007             12,352                      13,038
   3/31/2007             12,483                      13,158
   4/30/2007             12,685                      13,503
   5/31/2007             13,443                      14,118
   6/30/2007             13,828                      14,038

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited)
JUNE 30, 2007
--------------------------------------------------------------------------------

             SHARES          SECURITY DESCRIPTION           VALUE
           ----------- --------------------------------- -----------
           COMMON STOCKS - 96.9%
           CONSUMER DICRETIONARY - 34.6%
                 3,300 Alexion Pharmaceuticals, Inc.(a)  $   148,698
                 5,300 Align Technology, Inc.(a)             128,048
                 1,480 Arthrocare Corp.(a)                    64,987
                10,880 Bally Technologies, Inc.(a)           287,450
                 5,375 Bankrate, Inc.(a)                     257,570
                14,045 BioMarin Pharmaceuticals, Inc.(a)     251,967
                 9,300 Buffalo Wild Wings, Inc.(a)           386,787
                 7,590 Callaway Golf Co.                     135,178
                 3,945 Capella Education Co.(a)              181,588
                10,025 Cepheid, Inc.(a)                      146,365
                 3,290 Chipotle Mexican Grill, Inc.(a)       280,571
                 6,415 Citi Trends, Inc.(a)                  243,513
                 6,330 Coldwater Creek, Inc.(a)              147,046
                 7,585 Cynosure, Inc.(a)                     276,322
                 3,500 Deckers Outdoor Corp.(a)              353,150
                 3,570 FTI Consulting, Inc.(a)               135,767
                 2,120 Green Mountain Coffee Roasters,
                       Inc.(a)                               166,929
                18,015 Halozyme Therapeutics, Inc.(a)        166,278
                 5,095 Huron Consulting Group, Inc.(a)       371,986
                10,100 Illumina, Inc.(a)                     409,959
                 3,300 Integra LifeSciences Holdings
                       Corp.(a)                              163,086
                13,015 Lifecell Corp.(a)                     397,478
                 6,205 Martek Biosciences Corp.(a)           161,144
                 7,725 Micrus Endovascular Corp.(a)          190,035
                10,340 Morgans Hotel Group Co.(a)            252,089
                16,155 Multimedia Games, Inc.(a)             206,138
                 6,955 NuVasive, Inc.(a)                     187,855
                 7,215 Obagi Medical Products, Inc.(a)       127,850
                 3,205 Onyx Pharmaceuticals, Inc.(a)          86,215
                 4,770 Parexel International Corp.(a)        200,626
                 6,105 Pharmion Corp.(a)                     176,740
                14,830 Titan International, Inc.             468,776
                 3,410 United Therapeutics Corp.(a)          217,422
                 4,805 Ventana Medical Systems, Inc.(a)      371,282
                15,600 Volcano Corp.(a)                      315,276
                 8,970 Volcom, Inc.(a)                       449,666
                14,183 WMS Industries, Inc.(a)               409,307
                13,945 Xtent, Inc.(a)                        139,450
                 6,535 Zumiez, Inc.(a)                       246,892
                                                         -----------
                                                           9,307,486
                                                         -----------
           ENERGY - 7.1%
                 3,395 Arena Resources, Inc.(a)              197,283
                 6,465 Carrizo Oil & Gas, Inc.(a)            268,104
                 8,970 Complete Production Services,
                       Inc.(a)                               231,875
                10,255 Comverge, Inc.(a)                     318,008
                 8,075 Hercules Offshore, Inc.(a)            261,468
                11,880 Pioneer Drilling Co.(a)               177,131
                10,580 Superior Offshore International,
                       Inc.(a)                               192,556
                 4,150 W-H Energy Services, Inc.(a)          256,926
                                                         -----------
                                                           1,903,351
                                                         -----------

             SHARES          SECURITY DESCRIPTION           VALUE
           ---------- ---------------------------------- -----------
           FINANCIALS - 2.9%
               10,445 Amtrust Financial Services, Inc.   $   196,262
                3,740 FCStone Group, Inc.(a)                 214,339
                5,265 GFI Group, Inc.(a)                     381,607
                                                         -----------
                                                             792,208
                                                         -----------
           INDUSTRIALS - 7.8%
                5,570 Aecom Technology Corp.(a)              138,192
                7,415 Bucyrus International, Inc.            524,834
               10,715 Fuel Tech, Inc.(a)                     366,989
                3,205 Haynes International, Inc.(a)          270,598
                7,018 RBC Bearings, Inc.(a)                  289,492
                6,965 TransDigm Group, Inc.(a)               281,804
                3,250 Valmont Industries, Inc.               236,470
                                                         -----------
                                                           2,108,379
                                                         -----------
           MATERIALS - 3.7%
                4,530 CF Industries Holdings, Inc.           271,302
                3,700 KMG Chemicals, Inc.                     97,791
               10,870 Terra Industries, Inc.(a)              276,315
                8,380 Zoltek Cos., Inc.(a)                   348,022
                                                         -----------
                                                             993,430
                                                         -----------
           TECHNOLOGY - 24.0%
               28,010 Aspen Technology, Inc.(a)              392,140
               13,160 Blackboard, Inc.(a)                    554,299
               21,000 Cavium Networks, Inc.(a)               475,020
               12,970 Concur Technologies, Inc.(a)           296,365
               15,865 Double-Take Software, Inc.(a)          260,345
                6,500 Eclipsys Corp.(a)                      128,700
               19,580 FalconStor Software, Inc.(a)           206,569
               12,640 Innerworkings, Inc.(a)                 202,493
               26,610 Magma Design Automation, Inc.(a)       373,604
               10,180 Mellanox Technologies, Ltd.(a)         210,930
               11,095 Microsemi Corp.(a)                     265,725
                7,725 Nuance Communications, Inc.(a)         129,239
               11,160 Omniture, Inc.(a)                      255,787
                7,801 Phase Forward, Inc.(a)                 131,291
               12,840 Riverbed Technology, Inc.(a)           562,649
                6,400 Sigma Designs, Inc.(a)                 166,976
                4,830 Silicon Motion Technology Corp.(a)     119,929
                6,750 Stratasys, Inc.(a)                     317,115
                1,880 Synaptics, Inc.(a)                      67,285
               10,180 Synchronoss Technologies, Inc.(a)      298,681
                5,230 Systems Xcellence, Inc.(a)             150,467
               24,695 Taleo Corp.(a)                         556,378
                4,315 Tessera Technologies, Inc.(a)          174,973
                2,125 THQ, Inc.(a)                            64,855
                6,020 Unica Corp.(a)                          99,330
                                                         -----------
                                                           6,461,145
                                                         -----------
           TELECOMMUNICATIONS - 16.8%
               16,635 Arris Group, Inc.(a)                   292,610
               14,865 Atheros Communications, Inc.(a)        458,436
                6,805 Blue Coat Systems, Inc.(a)             336,984
                4,955 Cbeyond, Inc.(a)                       190,817
                7,695 comScore, Inc.(a)                      178,139
               10,260 Cybersource Corp.(a)                   123,736
                6,275 DealerTrack Holdings, Inc.(a)          231,171

See Notes to Financial Statements.    5

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited)
JUNE 30, 2007
--------------------------------------------------------------------------------

              SHARES         SECURITY DESCRIPTION          VALUE
            ----------- ------------------------------- -----------
            TELECOMMUNICATIONS (CONTINUED)
                  8,015 Infinera Corp.(a)               $   199,734
                 12,170 MasTec, Inc.(a)                     192,529
                 13,540 Novatel Wireless, Inc.(a)           352,311
                 37,720 Opsware, Inc.(a)                    358,717
                 19,365 Orbcomm, Inc.(a)                    317,780
                  6,235 priceline.com, Inc.(a)              428,594
                 48,255 Sapient Corp.(a)                    373,011
                  8,995 Sonus Networks, Inc.(a)              76,637
                 17,065 Vocus, Inc.(a)                      428,502
                                                        -----------
                                                          4,539,708
                                                        -----------
            TOTAL COMMON STOCKS (COST $23,212,161)       26,105,707
                                                        -----------
            SHORT TERM INVESTMENT - 2.2%
            MONEY MARKET FUNDS - 2.2%
                595,073 Citi Institutional Trust Liquid
                        Reserves, Class A                   595,073
                                                        -----------
            TOTAL INVESTMENTS - 99.1%
                        (COST $23,807,234)*             $26,700,780
            OTHER ASSETS AND LIABILITIES, NET - 0.9%        251,002
                                                        -----------
            NET ASSETS - 100.0%                         $26,951,782
                                                        ===========

-------------------------
(a)Non-income producing security.

*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation              $3,052,238
             Gross Unrealized Depreciation                (158,692)
                                                        ----------
             Net Unrealized Appreciation (Depreciation) $2,893,546
                                                        ==========

                         % OF TOTAL INVESTMENTS
                         Consumer Discretionary  34.9%
                         Energy                   7.1%
                         Financials               3.0%
                         Industrials              7.9%
                         Materials                3.7%
                         Technology              24.2%
                         Telecommunications      17.0%
                         Short-Term Investments   2.2%
                                                ------
                                                100.0%
                                                ======

See Notes to Financial Statements.    6

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2007
--------------------------------------------------------------------------------

ASSETS
   Total investments, at value (Cost $23,807,234)                                  $26,700,780
   Receivables:
     Investment securities sold                                                      1,494,512
     Fund shares sold                                                                   47,181
     Dividends and interest                                                              1,901
   Prepaid Expenses                                                                      8,553
                                                                                   -----------

Total Assets                                                                        28,252,927
                                                                                   -----------

LIABILITIES
   Payables:
     Fund shares redeemed                                                               54,289
     Payables for investment securities purchased                                    1,174,423
   Accrued Liabilities:
     Investment adviser fees                                                            10,867
     Trustees' fees and expenses                                                            18
     Compliance services fees                                                            1,444
     Other expenses                                                                     60,104
                                                                                   -----------

Total Liabilities                                                                    1,301,145
                                                                                   -----------

NET ASSETS                                                                         $26,951,782
                                                                                   ===========

COMPONENTS OF NET ASSETS
   Paid-in capital                                                                 $23,371,121
   Accumulated net investment income (loss)                                           (213,723)
   Accumulated net realized gain (loss) from investments                               900,838
   Unrealized appreciation (depreciation) on investments                             2,893,546
                                                                                   -----------

NET ASSETS                                                                         $26,951,782
                                                                                   ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   BASED ON NET ASSETS OF $26,951,782 AND 1,969,686 SHARES OUTSTANDING (UNLIMITED
     SHARES AUTHORIZED)                                                            $     13.68
                                                                                   ===========

See Notes to Financial Statements.    7

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2007
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividend income                                                      $   12,478
   Interest income                                                           1,603
                                                                        ----------
Total Investment Income                                                     14,081
                                                                        ----------

EXPENSES
   Investment adviser fees                                                 131,377
   Administrator fees                                                       24,832
   Transfer agency fees                                                     20,228
   Shareholder services fees                                                32,844
   Custodian fees                                                           19,687
   Accountant fees                                                          20,320
   Professional fees                                                        22,738
   Trustees' fees and expenses                                                 624
   Compliance services fees                                                 11,359
   Registration fees                                                         7,332
   Miscellaneous expenses                                                   13,942
                                                                        ----------
Total Expenses                                                             305,283
   Fees waived and expenses reimbursed                                     (77,479)
                                                                        ----------
Net Expenses                                                               227,804
                                                                        ----------

NET INVESTMENT INCOME (LOSS)                                              (213,723)
                                                                        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                               2,660,428
   Net change in unrealized appreciation (depreciation) on investments     261,790
                                                                        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   2,922,218
                                                                        ----------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $2,708,495
                                                                        ==========

See Notes to Financial Statements.    8

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     Six Months Ended   Year Ended
                                                                      June 30, 2007   December, 2006
                                                                     ---------------- --------------
OPERATIONS
   Net investment income (loss)                                        $  (213,723)    $   (282,482)
   Net realized gain (loss) on investments                               2,660,428       (1,589,884)
   Net change in unrealized appreciation (depreciation) on
     investments                                                           261,790        1,062,405
                                                                       -----------     ------------
Increase (Decrease) in Net Assets from Operations                        2,708,495         (809,961)
                                                                       -----------     ------------

CAPITAL SHARE TRANSACTIONS
   Sale of shares                                                        3,329,544       31,310,708
   Redemption of shares                                                 (6,300,529)     (12,670,812)
   Redemption fees                                                           1,993            1,614
                                                                       -----------     ------------
Increase (Decrease) from Capital Transactions                           (2,968,992)      18,641,510
                                                                       -----------     ------------

Increase (Decrease) in Net Assets                                         (260,497)      17,831,549

NET ASSETS
   Beginning of period                                                  27,212,279        9,380,730
                                                                       -----------     ------------
   End of period (Including accumulated net invest income (loss) of
     ($213,723), $0 respectively)                                      $26,951,782     $ 27,212,279
                                                                       ===========     ============

SHARE TRANSACTIONS
   Sale of shares                                                          261,818        2,461,310
   Redemption of shares                                                   (494,339)      (1,038,586)
                                                                       -----------     ------------
Increase (Decrease) in Shares                                             (232,521)       1,422,724
                                                                       ===========     ============

See Notes to Financial Statements.    9

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding of the Fund throughout each period.

                                                                                         February 27,
                                      Six Months Ended    Year Ended     Year Ended    2004 (a) through
                                          June 30,       December 31,   December 31,     December 31,
                                            2007             2006           2005             2004
                                      ----------------   ------------   ------------   ----------------

NET ASSET VALUE, BEGINNING OF PERIOD      $ 12.36          $ 12.03         $10.65           $10.00
                                          -------          -------         ------           ------

OPERATIONS
   Net investment income (loss)             (0.10)   (b)     (0.18) (b)     (0.16) (b)       (0.07)
   Net realized and unrealized gain/
     (loss) on investments                   1.42           0.51  (c)        1.67             0.72
                                          -------          -------         ------           ------
Total from Investment Operations             1.32             0.33           1.51             0.65
                                          -------          -------         ------           ------
Redemption Fees (b)                           -  (d)           -  (d)         -  (d)           -  (d)

DISTRIBUTIONS TO SHAREHOLDERS
  FROM
   Net realized gain on investments             -                -          (0.13)               -
                                          -------          -------         ------           ------

NET ASSET VALUE, END OF PERIOD            $ 13.68          $ 12.36         $12.03           $10.65
                                          =======          =======         ======           ======

TOTAL RETURN (e)                            10.68% (e)        2.74%         14.18%            6.50% (e)

RATIO/SUPPLEMENTARY DATA:
   Net Assets at End of Period
     (000's omitted)                      $26,952          $27,212         $9,381           $3,668
   Ratios to Average Net Assets (f):
     Net expenses                            1.73%            1.65%          1.65%            1.63%
     Gross expenses (g)                      2.32%            2.65%          5.17%           13.58%
     Net investment income (loss)           (1.63%)          (1.41%)        (1.44%)          (1.51%)

PORTFOLIO TURNOVER RATE                       246% (e)         497%           307%             500% (e)

-------------------------

(a)Commencement of operations.
(b)Calculated based on average shares outstanding during the period.
(c)Per share amount does not reflect the actual net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at such time
(d)Less than $0.01 per share.
(e)Not annualized.
(f)Annualized for periods less than one year.
(g)Reflects the expense ratio excluding any waivers.

See Notes to Financial Statements.    10

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

The Adams Harkness Small Cap Growth Fund (the "Fund") is a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-seven portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on February 27, 2004. The Fund seeks maximum capital appreciation by investing at least 80% of its net assets plus borrowings in the common stock of smaller, lesser -- known companies whose stocks are traded in the U.S. markets. Smaller companies are defined as those with market capitalizations no greater than $3 billion at the time of their purchase. These companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stocks.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued at the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Investments in other investment companies are valued at net asset value. Any short-term instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007
--------------------------------------------------------------------------------

an accrual basis. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income if any are declared and paid at least quarterly. Distributions to shareholders of capital gains if any are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

REDEMPTION FEES - A shareholder who redeems or exchanges shares within 30 days of purchase will incur a redemption fee of 1.00% of the current net asset value or shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FAS 109 ("FIN 48") which is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years no later than June 30, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Fund management has determined that the Fund did not have any unrecognized tax benefits as a result of tax positions taken in the current or prior reporting periods that would require reporting under FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from the adoption on the Fund's financial statements.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007
--------------------------------------------------------------------------------


NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - AH Lisanti Capital Growth, LLC (the "Adviser") is the investment adviser of the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

SHAREHOLDER SERVICE AGENT - The Fund pays the Fund's administrator an annualized fee of up to 0.25% of the average daily net assets for providing shareholder service activities that are not otherwise provided by the Transfer Agent. The Fund's administrator may pay this fee to various financial institutions, including the Adviser, that provide shareholder servicing to customers invested in the Fund.

DISTRIBUTION - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup Fund Services, LLC ("Citigroup") or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

OTHER SERVICES - Citigroup provides administration, portfolio accounting, and transfer agency services to the Fund. Certain employees of Citigroup are also officers of the Trust.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

NOTE 4. FEES WAIVED

During the period the Adviser and other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the period ended June 30, 2007, adviser fees waived were $77,479.

NOTE 5.  SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities including maturities, other than short-term investments, were $64,418,297 and $68,224,538, respectively, for the period ending June 30, 2007. The Fund placed a portion of its portfolio transactions with a brokerage firm affiliated with the Adviser. The commissions paid to this affiliated firm were $5,050 for the period.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007
--------------------------------------------------------------------------------


NOTE 6. FEDERAL TAX INFORMATION AND INVESTMENT TRANSACTIONS

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                     Capital and Other Losses $(1,592,134)
                     Unrealized Appreciation    2,464,300
                                              -----------
                     Total                        872,166
                                              ===========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

For tax purposes, the Fund has a current year deferred post-October loss of $466,307. This loss will be recognized for tax purposes on the first business day of the Fund's next year.

As of December 31, 2006, the Funds' capital loss carryovers to offset future capital gains are as follows:

                                                AMOUNT    EXPIRATION
                                              ---------- -------------
         Adams Harkness Small Cap Growth Fund $   67,246 December 2013
         Adams Harkness Small Cap Growth Fund  1,058,400 December 2014

NOTE 7. OTHER INFORMATION

On June 30, 2007, three shareholders held approximately 82% of the outstanding shares of the Fund. All of these shareholders are omnibus accounts, each of which is held on behalf of several individual shareholders.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2007
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolio is available, without charge and upon request, by calling (800) 441-7031 and on the SEC's website at www.sec.gov. The Funds' proxy voting records for the period of July 1, 2006 through June 30, 2007 will be available, without charge and upon request, by calling (800) 441-7031 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request, on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 through June 30, 2007.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, redemption fees or exchange fees. Therefore, the second line of the table is useful in

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2007
--------------------------------------------------------------------------------

comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                    BEGINNING ACCOUNT                                      ANNUALIZED
                          VALUE       ENDING ACCOUNT VALUE  EXPENSES PAID   EXPENSE
                     JANUARY 1, 2007     JUNE 30, 2007     DURING PERIOD *  RATIO *
                    ----------------- -------------------- --------------- ----------
Actual Return           $1,000.00          $1,106.79            $9.04         1.65%
Hypothetical Return     $1,000.00          $1,016.22            $8.65         1.65%

-------------------------
* Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

                                    [GRAPHIC]




Adams Harkness Small Cap Growth Fund
Two Portland Square
Portland, ME 04101
(800) 441-7031
www.ahsmallcap.com

Investment Adviser
AH Lisanti Capital Growth, LLC
Suite 301
608 Fifth Avenue
New York, NY 10020

Distributor
Foreside Fund Services, LLC
Two Portland Square, 1st Floor
Portland, ME 04101
www.foresides.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

                                   [GRAPHIC]

THE FUND SEEKS CAPITAL APPRECIATION

SEMI-ANNUAL REPORT
(UNAUDITED)

JORDAN OPPORTUNITY FUND

[GRAPHIC] A WINDOWPANE FUND


JUNE 30, 2007

                                                              TABLE OF CONTENTS


                  A Message to Our Shareholders...........  2

                  Performance Chart and Analysis..........  4

                  Schedule of Investments.................  6

                  Statement of Assets and Liabilities.....  8

                  Statement of Operations.................  9

                  Statements of Changes in Net Assets..... 10

                  Financial Highlights.................... 11

                  Notes to Financial Statements........... 12

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2007

Dear Fellow Shareholder:

The Jordan Opportunity Fund (the "Fund') performed well in the first half of 2007 for the period ended June 30, 2007, gaining 16.59% versus 6.96% for the S&P 500 Index, the Fund's primary benchmark. The Fund's performance benefited from our sector concentrations, especially in energy and solar stocks, and in our stock selection, including our holdings in JA Solar, Transocean, Google, Schlumberger and Elan.

Looking ahead to the Third Quarter and the remainder of the year, we remain very positive regarding the equity markets, but feel some intermediate period of consolidation may be required before we may encounter the next potential advance. A period of consolidation may be warranted given the recent back up in long bond yields and the continued slowing of the US economy. We still believe that the Federal Reserve Bank is done tightening US monetary policy for this cycle, and that the prospect of stimulative interest rate cuts within the next six to nine months is increasing.

We retained overweight positions in oil service companies, which we believe offer a good combination of low valuations and high earnings and revenue growth in the market. We prefer international offshore drillers and diversified oil companies, which currently have less exposure to short-term natural gas price moves and what we deem the best multi-year growth profiles.

Also, we see encouraging prospects in the large brokerage stocks, which are trading near historical trough valuations despite record high ROE (return on equity) ratios and strong outlooks in investment banking, merger and acquisition advisory services, and asset management. Although this sector has been a neutral contributor to the portfolio over the first half of the year due to the recent financial disruptions caused by the sub-prime mortgage crisis, we still maintain a bullish bias on the group and consider it an attractive growth theme.

We continue to believe that this could prove to be an excellent period for stock picking, and are optimistic regarding prospects for the remainder of the year.

Please feel free to contact us at 1-800-441-7013, or visit our website, www.jordanopportunity.com.

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2007


Cordially,

/s/ Jerry Jordan
Gerald R. Jordan
Portfolio Manager

THE FUND'S INVESTMENT PARAMETERS ARE DIVERSE AND AS SUCH MAY BE SUBJECT TO DIFFERENT FORMS OF INVESTMENT RISK SUCH AS NON-DIVERSIFICATION RISK, CONCENTRATION RISK, SMALL- AND MEDIUM-SIZED COMPANY RISK, INTEREST RATE RISK, HIGH YIELD BOND AND FOREIGN SECURITIES RISK, AND LASTLY, THE FUND MAY USE DERIVATIVES SUCH AS OPTIONS TO INCREASE ITS EXPOSURE TO CERTAIN SECURITIES. PLEASE SEE THE PROSPECTUS FOR A MORE DETAILED DISCUSSION OF THE RISKS THAT MAY BE ASSOCIATED WITH THE FUND.

THE VIEWS IN THIS LETTER WERE THOSE OF THE FUND'S MANAGER AS OF JUNE 30, 2007 AND MAY NOT NECESSARILY REFLECT HIS VIEWS ON THE DATE THIS LETTER IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS (I) ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THE FUND'S PRESENT INVESTMENT METHODOLOGY AND
(II) DO NOT CONSTITUTE INVESTMENT ADVICE.

JORDAN OPPORTUNITY FUND
PERFORMANCE CHART AND ANALYSIS
JUNE 30, 2007

The graph and table reflect the change in value of a hypothetical $10,000 investment in the Jordan Opportunity Fund, including reinvestment of dividends and distributions, compared with a broad-based securities market index, since inception. The S&P 500 Index (the "Index") is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment.

PAST PERFORMANCE IS NOT PREDICTIVE OF, NOR A GUARANTEE OF FUTURE RESULTS. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S PROJECTED ANNUAL OPERATING EXPENSE RATIO (GROSS) IS 2.09%. FOR INFORMATION CONCERNING THE FUND'S EXPENSE REIMBURSEMENT AND/OR FEE WAIVERS PLEASE REFER TO THE PROSPECTUS. SHARES REDEEMED OR EXCHANGED WITHIN 60 DAYS OF PURCHASE WILL BE CHARGED A 2.00% REDEMPTION FEE, SUBJECT TO LIMITED EXCEPTIONS, WHICH ARE MORE FULLY DESCRIBED IN THE FUND'S PROSPECTUS. DURING THE PERIOD, CERTAIN FEES WERE WAIVED AND/OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE CURRENT PERFORMANCE MAY DIFFER FROM THAT DEPICTED BELOW. FOR MOST RECENT MONTH END PERFORMANCE, PLEASE CALL
(800) 441-7013.

ON JANUARY 21, 2005, A LIMITED PARTNERSHIP MANAGED BY HELLMAN, JORDAN MANAGEMENT CO., INC., THE FUND'S SUB-ADVISER, REORGANIZED INTO THE FUND. THIS LIMITED PARTNERSHIP MAINTAINED AN INVESTMENT OBJECTIVE AND INVESTMENT POLICIES THAT WERE, IN ALL MATERIAL RESPECTS, EQUIVALENT TO THOSE OF THE FUND. THE FUND'S PERFORMANCE FOR PERIODS PRIOR TO JANUARY 2005 IS THAT OF THE LIMITED PARTNERSHIP. THE LIMITED PARTNERSHIP'S EXPENSES DURING THE PERIODS PRESENTED WERE HIGHER THAN THE FUND'S EXPENSE RATIO. THE LIMITED PARTNERSHIP WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT") AND WAS NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS, DIVERSIFICATION REQUIREMENTS, AND OTHER RESTRICTIONS IMPOSED BY THE 1940 ACT AND THE INTERNAL REVENUE CODE, WHICH, IF APPLICABLE, WOULD HAVE ADVERSELY AFFECTED ITS PERFORMANCE.

JORDAN OPPORTUNITY FUND
PERFORMANCE CHART AND ANALYSIS
JUNE 30, 2007


                   JORDAN OPPORTUNITY FUND VS. S&P 500 INDEX

         AVERAGE ANNUAL TOTAL RETURN
         ON 06/30/07                  ONE YEAR FIVE YEARS      TEN YEARS
         ---------------------------  -------- -----------    -----------
           Jordan Opportunity Fund     25.64%    13.70%         11.54%
           S&P 500 Index               20.59%    10.71%          7.13%

         INVESTMENT VALUE ON 06/30/07
         ----------------------------
           Jordan Opportunity Fund    $29,796
           S&P 500 Index              $19,907

                        Cumulative Performance Comparison


                                    [CHART]

                   Jordan
                Opportunity                 S&P 500
                    Fund                     Index
                 -----------                -------
06/30/97           $10,000                  $10,000
09/30/97            10,607                   10,749
12/31/97            10,865                   11,058
03/31/98            11,437                   12,600
06/30/98            11,554                   13,016
09/30/98            11,182                   11,722
12/31/98            12,389                   14,218
03/31/99            14,178                   14,926
06/30/99            15,974                   15,978
09/30/99            15,997                   14,981
12/31/99            17,810                   17,209
03/31/00            18,771                   17,604
06/30/00            19,463                   17,136
09/30/00            21,172                   16,971
12/31/00            21,964                   15,643
03/31/01            18,687                   13,788
06/30/01            19,527                   14,595
09/30/01            14,543                   12,453
12/31/01            17,644                   13,783
03/31/02            17,521                   13,827
06/30/02            15,683                   11,970
09/30/02            13,318                    9,902
12/31/02            13,215                   10,737
03/31/03            13,010                   10,399
06/30/03            16,430                   12,001
09/30/03            17,397                   12,317
12/31/03            18,885                   13,815
03/31/04            20,176                   14,047
06/30/04            19,205                   14,293
09/30/04            19,299                   14,026
12/31/04            21,377                   15,321
03/31/05            20,110                   14,992
06/30/05            21,252                   15,197
09/30/05            21,893                   15,745
12/31/05            23,341                   16,073
03/31/06            24,879                   16,750
06/30/06            23,715                   16,508
09/30/06            24,132                   17,443
12/31/06            25,557                   18,612
03/31/07            26,341                   18,731
06/30/07            29,796                   19,907

JORDAN OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2007

                                 SECURITY
                SHARES          DESCRIPTION            VALUE
                ------          -----------            -----
                COMMON STOCK - 98.4%
                CONSUMER STAPLES - 30.0%
                13,300 Archer-Daniels-Midland
                       Co.                           $  440,097
                 7,700 Cardinal Health, Inc.            543,928
                30,000 Elan Corp., PLC/(a)/             657,900
                 8,400 Hologic, Inc./(a)/               464,604
                 3,600 Intuitive Surgical, Inc./(a)/    499,572
                12,000 Inverness Medical
                       Innovations, Inc./(a)/           612,240
                 7,300 Invitrogen Corp./(a)/            538,375
                13,300 McKesson Corp.                   793,212
                14,800 Merck & Co., Inc.                737,040
                 8,300 Millipore Corp./(a)/             623,247
                39,500 Pfizer, Inc.                   1,010,015
                12,800 Wyeth                            733,952
                                                     ----------
                                                      7,654,182
                                                     ----------
                ENERGY - 26.2%
                18,700 ENSCO International,
                       Inc.                           1,140,887
                10,200 InterOil Corp./(a)/              193,188
                24,400 JA Solar Holdings Co.,
                       Ltd./(a)/                        823,012
                18,000 Schlumberger, Ltd.             1,528,920
                 6,100 Smith International, Inc.        357,704
                 9,700 Todco/(a)/                       457,937
                14,900 Transocean, Inc./(a)/          1,579,102
                11,800 Trina Solar, Ltd./(a)/           607,110
                                                     ----------
                                                      6,687,860
                                                     ----------
                FINANCIALS - 14.9%
                 4,980 Goldman Sachs Group,
                       Inc.                           1,079,415
                 4,830 Lehman Brothers
                       Holdings, Inc.                   359,932
                13,700 Merrill Lynch & Co., Inc.      1,145,046
                14,400 Morgan Stanley                 1,207,872
                                                     ----------
                                                      3,792,265
                                                     ----------

                                SECURITY
                  SHARES       DESCRIPTION           VALUE
                  ------       -----------           -----
                  INDUSTRIALS - 5.8%
                   9,900 Emerson Electric Co.     $   463,320
                   4,810 FedEx Corp.                  533,766
                  18,300 PerkinElmer, Inc.            476,898
                                                  -----------
                                                    1,473,984
                                                  -----------
                  MATERIALS - 5.6%
                  13,700 Agnico-Eagle Mines,
                         Ltd.                         500,050
                  11,200 Freeport-McMoran
                         Copper & Gold, Inc.,
                         Class B                      927,584
                                                  -----------
                                                    1,427,634
                                                  -----------
                  TECHNOLOGY - 3.4%
                   7,200 Apple, Inc./(a)/             878,688
                                                  -----------
                  TELECOMMUNICATIONS - 12.5%
                  16,500 Cisco Systems, Inc./(a)/     459,525
                  26,300 Corning, Inc./(a)/           671,965
                  13,900 Focus Media Holding,
                         Ltd./(a)/                    701,950
                   2,616 Google, Inc./(a)/          1,369,162
                                                  -----------
                                                    3,202,602
                                                  -----------
                  Total Common Stock
                  (Cost $20,475,762)               25,117,215
                                                  -----------

See Notes to Financial Statements.

JORDAN OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2007


                     SHARES  SECURITY DESCRIPTION  VALUE
                     ------  --------------------  -----
                     SHORT TERM INVESTMENT - 1.8%
                     MONEY MARKET DEPOSIT ACCOUNT - 1.8%
                     469,036   Money Market
                               Deposit Account
                               (Cost $469,036)    $469,036
                                                  --------

NUMBER OF      STRIKE  EXPIRATION
 CONTRACTS     PRICE      DATE       VALUE
----------     ------  ----------    -----
PURCHASED CALL OPTIONS - 0.9%
 406 CBOE
     MINI-
     NDX/(a)/  $190.00  07/25/07      217,210
                                  -----------
Total Purchased Call Options
     (Cost $186,626)                  217,210
                                  -----------
PURCHASED PUT OPTIONS - 0.3%
 200 OSX/(a)/   260.00  07/25/07       86,000
                                  -----------
Total Purchased Put Options
     (Cost $82,600)                    86,000
                                  -----------
Total Investments - 100.5%
     (Cost $21,214,024)*          $25,889,461
                                  -----------
WRITTEN CALL OPTIONS - (0.9)%
(72) Apple,
     Inc./(a)/   90.00  07/25/07     (235,440)
                                  -----------
Total Written Call Options
     (Premiums Received
      $144,862)                      (235,440)
                                  -----------
Other Assets & Liabilities,
Net - (0.5)%                         (122,963)
                                  -----------
NET ASSETS - 100.0%               $25,531,058
                                  ===========

PORTFOLIO HOLDINGS
% OF TOTAL INVESTMENTS

                      Consumer Staples              29.8%
                      Energy                        26.1%
                      Financials                    14.8%
                      Industrials                    5.7%
                      Materials                      5.6%
                      Technology                     3.4%
                      Telecommunications            12.5%
                      Money Market Deposit Account   1.8%
                      Purchased Call Options         0.9%
                      Purchased Put Options          0.3%
                      Written Call Options         (0.9)%
                                                   ------
                                                   100.0%
                                                   ======

---------------------
/(a)/Non-income producing security.
* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

                   Gross Unrealized Appreciation $4,941,608
                   Gross Unrealized Depreciation   (356,749)
                                                 ----------
                   Net Unrealized Appreciation
                    (Depreciation)               $4,584,859
                                                 ==========

See Notes to Financial Statements.

JORDAN OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2007

ASSETS
  Total investments, at value (Cost $21,214,024)                         $25,889,461
  Receivables:
    Fund shares sold                                                           2,500
    Dividends and interest                                                    13,166
  Prepaid expenses                                                             9,864
                                                                         -----------
Total Assets                                                              25,914,991
                                                                         -----------
LIABILITIES
  Call options written, at value (Premiums received $144,862)                235,440
  Payables:
    Investment securities purchased                                           97,296
  Accrued liabilities:
    Investment advisory fees                                                  10,430
    Compliance services fees                                                   2,555
    Trustees' fees and expenses                                                   17
    Other expenses                                                            38,195
                                                                         -----------
Total Liabilities                                                            383,933
                                                                         -----------

NET ASSETS                                                               $25,531,058
                                                                         ===========
COMPONENTS OF NET ASSETS
  Paid-in capital                                                        $19,883,718
  Accumulated undistributed (distributions in excess of) net investment
   income                                                                    (71,721)
  Net realized gain (loss)                                                 1,134,202
  Net unrealized appreciation (depreciation)                               4,584,859
                                                                         -----------

NET ASSETS                                                               $25,531,058
                                                                         ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 Based on net assets of $25,531,058 and 2,099,161 shares outstanding
 (unlimited shares authorized)                                           $     12.16
                                                                         ===========

See Notes to Financial Statements.

JORDAN OPPORTUNITY FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2007

       INVESTMENT INCOME
         Dividend income                                     $   82,300
         Interest income                                         28,008
                                                             ----------
       Total Investment Income                                  110,308
                                                             ----------
       EXPENSES
         Investment adviser fees                                116,308
         Administrator fees                                      24,283
         Transfer agency fees                                    13,107
         Custodian fees                                           6,524
         Accountant fees                                         18,672
         Registration fees                                        8,300
         Professional fees                                       25,924
         Trustees' fees and expenses                                553
         Compliance services fees                                15,167
         Miscellaneous expenses                                  12,639
                                                             ----------
       Total Expenses                                           241,477
         Fees waived                                            (59,448)
                                                             ----------
       Net Expenses                                             182,029
                                                             ----------

       NET INVESTMENT INCOME (LOSS)                             (71,721)
                                                             ----------
       NET REALIZED AND UNREALIZED GAIN (LOSS)
       Net realized gain (loss) on:
         Investments                                          1,433,870
         Written Options                                       (255,257)
                                                             ----------
       Net realized gain (loss)                               1,178,613
                                                             ----------
       Net change in unrealized appreciation (depreciation):
         Investments                                          2,544,948
         Written Options                                        (59,567)
                                                             ----------
       Net change in unrealized appreciation (depreciation)   2,485,381
                                                             ----------

       NET REALIZED AND UNREALIZED GAIN (LOSS)                3,663,994
                                                             ----------

       INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS     $3,592,273
                                                             ==========

See Notes to Financial Statements.

JORDAN OPPORTUNITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                              SIX MONTHS
                                                 ENDED        YEAR ENDED
                                             JUNE 30, 2007 DECEMBER 31, 2006
                                             ------------- -----------------
    OPERATIONS
      Net investment income (loss)            $   (71,721)    $  (148,549)
      Net realized gain (loss)                  1,178,613       2,557,257
      Net change in unrealized appreciation
       (depreciation)                           2,485,381        (361,925)
                                              -----------     -----------
    Increase (Decrease) in Net Assets from
     Operations                                 3,592,273       2,046,783
                                              -----------     -----------
    DISTRIBUTIONS TO SHAREHOLDERS
     FROM
      Net realized gains                               --      (2,385,385)
                                              -----------     -----------
    CAPITAL SHARE TRANSACTIONS
      Sale of shares                              862,994       2,072,379
      Contribution of securities at Fund's
       organization                                    --              --
      Reinvestment of distributions                    --       2,271,812
      Redemption of shares                     (1,648,288)     (3,400,517)
      Redemption fees                               1,293             396
                                              -----------     -----------
    Increase (Decrease) from Capital Share
     Transactions                                (784,001)        944,070
                                              -----------     -----------
    Increase (Decrease) in Net Assets           2,808,272         605,468
    NET ASSETS
      Beginning of period                      22,722,786      22,117,318
                                              -----------     -----------
      End of period/(a)/                      $25,531,058     $22,722,786
                                              ===========     ===========
    SHARE TRANSACTIONS
      Sale of shares                               75,285         184,652
      Contribution of securities at Fund's
       organization                                    --              --
      Reinvestment of distributions                    --         214,727
      Redemption of shares                       (154,692)       (304,095)
                                              -----------     -----------
    Increase (Decrease) in Shares                 (79,407)         95,284
                                              ===========     ===========

---------------------
/(a)/Accumulated undistributed (distributions in excess of) net investment income of $(71,721) and $0 respectively.

See Notes to Financial Statements.

JORDAN OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

                                                                  JANUARY 21, 2005/(A)/
                                    SIX MONTHS      YEAR ENDED          THROUGH
                                       ENDED       DECEMBER 31,       DECEMBER 31,
                                   JUNE 30, 2007       2006               2005
                                   -------------   ------------   --------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD                  $ 10.43        $ 10.62            $ 10.00
                                      -------        -------            -------
INVESTMENT
 OPERATIONS
  Net investment income
   (loss)/(b)/                          (0.03)         (0.07)             (0.11)
  Net realized and unrealized
   gain (loss) on investments            1.76           1.10               1.76
                                      -------        -------            -------
Total from Investment
 Operations                              1.73           1.03               1.65
                                      -------        -------            -------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM
  Net realized gain                        --          (1.22)             (1.03)
  Redemption Fees/(b)/                     --/(c)/        --/(c)/            --
                                      -------        -------            -------
NET ASSET VALUE, END OF
 PERIOD                               $ 12.16        $ 10.43            $ 10.62
                                      =======        =======            =======
TOTAL RETURN/(D)/                       16.59%          9.49%             16.53%

RATIO/SUPPLEMENTARY
 DATA
Net Assets at End of Period
 (000's omitted)                      $25,531        $22,723            $22,117
Ratios to Average Net Assets/(e)/:
  Net Expenses                           1.57%          2.05%              1.94%
  Gross Expenses/(f)/                    2.08%          2.09%              2.15%
  Net investment income (loss)          (0.62)%        (0.66)%            (1.09)%

PORTFOLIO TURNOVER
 RATE/(D)/                                100%           304%               384%

---------------------
/(a)/Commencement of operations.
/(b)/Calculated based on average shares outstanding during the period. /(c)/Less than $0.01 per share.
/(d)/Not annualized for periods less than one year.
/(e)/Annualized for periods less than one year.
/(f)/Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007

NOTE 1. ORGANIZATION

The Jordan Opportunity Fund (the "Fund") is a non-diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on January 21, 2005. The Fund seeks capital appreciation by investing primarily in publicly traded stocks of U.S. companies irrespective of market capitalization size.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund.

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Exchange-traded options for which there were no sales reported that day are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at broker-dealer bid quotation. Any short-term instruments that mature in sixty days or less may be valued at amortized cost.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007


The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. All premium and discount are amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

OPTIONS - When the Fund writes an option; an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007

current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

REDEMPTION FEES - A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007


NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - AN INTERPRETATION OF FAS 109 ("FIN 48") which is effective for fiscal years beginning after December 15, 2006. FIN 48 prescribes a minimum threshold for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Fund management has determined that the Fund has not taken any tax positions in the current or prior reporting periods that would require reporting under FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157") which is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from its adoption on the Fund's financial statements.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
PARTIES

INVESTMENT ADVISER - Windowpane Advisors, L.L.C. (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

SUB-ADVISER - The sub-advisory fee, calculated as a percent of the fund's average daily net assets, is paid by the Adviser.

DISTRIBUTION - Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup Fund Services, LLC ("Citigroup") or its affiliated companies. The Distributor receives no compensation form the Fund for its distribution services.

OTHER SERVICES - Citigroup provides administration, custody services, portfolio accounting, and transfer agency services to the Fund. Certain employees of Citigroup are also officers of the Trust.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007


Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership in the Distributor.

NOTE 4. WAIVER OF FEES

During the period, the Adviser and other service providers have voluntarily agreed to waive a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the period ended June 30, 2007, fees waived and reimbursed were $58,154 and $0 respectively:

                         INVESTMENT
                          ADVISER           TOTAL FEES
                          WAIVED/    OTHER   WAIVED/
                         REIMBURSED WAIVERS REIMBURSED
                         ---------- ------- ----------
                          $58,154   $1,294   $59,448

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $23,601,571 and $22,565,595 respectively.

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

                    Undistributed Ordinary Income $  178,413
                    Undistributed Long-Term Gain      71,886
                    Unrealized Appreciation        1,804,768
                                                  ----------
                    Total                         $2,055,067
                                                  ----------

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Net Assets are primarily due to wash sales, calendar year open straddle losses, and mark to market on section 1256 contracts.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007


NOTE 7. OTHER INFORMATION

On June 30, 2007, two shareholders held approximately 44% of the outstanding shares of the Fund. One of these shareholders is an omnibus account, which is held on behalf of several individual shareholders.

NOTE 8. WRITTEN OPTION TRANSACTIONS

Transactions in options written during the six month period ended June 30, 2007 were as follows:

                                                    CALLS
                                              ------------------
                                              NUMBER OF
                                              CONTRACTS PREMIUMS
                                              --------- --------
               OUTSTANDING, DECEMBER 31, 2006    113    $102,563
               Options written                   463     245,031
               Options terminated in closing
                 transactions                    242     305,830
               Options exercised                  --          --
               Options expired                    --          --
                                                 ---    --------
               OUTSTANDING, JUNE 30, 2007        334    $ 41,764
                                                 ---    --------

                                                     PUTS
                                              ------------------
                                              NUMBER OF
                                              CONTRACTS PREMIUMS
                                              --------- --------
               OUTSTANDING, DECEMBER 31, 2006     --    $    --
               Options written                   200     82,600
               Options terminated in closing
                 transactions                     --         --
               Options exercised                  --         --
               Options expired                    --         --
                                                 ---    -------
               OUTSTANDING, JUNE 30, 2007        200    $82,600
                                                 ---    -------

JORDAN OPPORTUNITY FUND
ADDITIONAL INFORMATION
JUNE 30, 2007


PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 441-7013 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30, is available, without charge and upon request, by calling (800) 441-7013, or on the Fund's website at www.jordanopportunity.com and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 through June 30, 2007.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

JORDAN OPPORTUNITY FUND
ADDITIONAL INFORMATION
JUNE 30, 2007


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                              BEGINNING   ENDING
                               ACCOUNT   ACCOUNT   EXPENSES
                                VALUE     VALUE      PAID   ANNUALIZED
                              JANUARY 1, JUNE 30,   DURING   EXPENSE
                                 2007      2007    PERIOD*    RATIO*
                              ---------- --------- -------- ----------
          Actual Return       $1,000.00  $1,165.86  $8.43      1.57%
          Hypothetical Return $1,000.00  $1,017.01  $7.85      1.57%

---------------------
* Expenses are equal to the Funds' annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

                                      [GRAPHIC]






                                         F O R  M O R E  I N F O R M A T I O N




Jordan Opportunity Fund

[LOGO] A WINDOWPANE FUND


INVESTMENT ADVISOR
Windowpane Advisors, LLC
One America Plaza
600 West Broadway, Suite 1225
San Diego, California 92101
www.windowpanefunds.com

TRANSFER AGENT
Citigroup Fund Services, LLC
Two Portland Square
Portland, Maine 04101

DISTRIBUTOR
Foreside Fund Services, LLC
Two Portland Square, 1st Floor
Portland, Maine 04101
www.foresides.com

JORDAN OPPORTUNITY FUND
P.O. BOX 446
PORTLAND, MAINE 04112
WWW.JORDANOPPORTUNITY.COM

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

                                    [GRAPHIC]

                            POLARIS GLOBAL VALUE FUND

                              SEMI-ANNUAL REPORT
                                 June 30, 2007
                                  (Unaudited)

                                 [LOGO] POLARIS
                              CAPITAL MANAGEMENT, INC.
                          http://www.polarisfunds.com

                                (888) 263-5594

                               TABLE OF CONTENTS

                                                        Page
                                                        ----

                    A Message to Our Shareholders......   1

                    Performance Chart and Analysis.....   5

                    Schedule of Investments............   6

                    Statement of Assets and Liabilities   9

                    Statement of Operations............  10

                    Statements of Changes in Net Assets  11

                    Financial Highlights...............  12

                    Notes to Financial Statements......  13

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2007
--------------------------------------------------------------------------------

Dear Fellow Shareholder,

The Polaris Global Value Fund (the "Fund") advanced 6.46% in the first six months of 2007, while the Morgan Stanley Capital International ("MSCI") World Index, net dividends reinvested, (the "Index") was up 9.17%.
                                    [GRAPHIC]
LIPPER FUND AWARDS
     USA 2007

The table below shows the Fund remains well ahead of the Index for the past 3, 5 and 10 years and since inception. The Fund's inception-to-date performance has exceeded benchmark returns with lower market risk, as measured by the beta statistic, of 0.80 since Fund inception (volatility measurement relative to the MSCI World Index).

The following table summarizes total returns through June 30, 2007.

                                -----------------------------------------------------------
                                      2007                   As of June 30, 2007
                                -----------------------------------------------------------
                                 YTD   QII   QI    1 Yr  3 Yrs  5 Yrs  10 Yrs 15 Yrs  ITD
                                -----------------------------------------------------------
Polaris Global Value Fund       6.46% 2.02% 4.35% 22.35% 18.66% 18.89% 11.73% 14.54% 12.68%
MSCI World Index, net dividends
 reinvested                     9.17% 6.51% 2.50% 23.59% 16.73% 14.00%  7.05%  9.82%  7.87%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH END PERFORMANCE, PLEASE CALL (888) 263-5594 OR VISIT THE FUND'S WEBSITE AT WWW.POLARISFUND.COM. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S ANNUAL OPERATING EXPENSE RATIO (GROSS) IS 1.23%. SHARES REDEEMED OR EXCHANGED WITHIN 180 DAYS OF PURCHASE WILL BE CHARGED A 1.00% FEE. FUND PERFORMANCE SHOWN FOR PERIODS OF 180 DAYS OR LESS DOES NOT REFLECT THIS FEE; OTHERWISE, IF REFLECTED, THESE RETURNS WOULD HAVE BEEN LOWER. RETURNS GREATER THAN 1 YEAR ARE ANNUALIZED. SEE PAGE 4 FOR ADDITIONAL DISCLOSURE.

THE FUND WAS AWARDED THE 2007 LIPPER FUND AWARD IN THE GLOBAL MULTI-CAP VALUE EQUITY CLASSIFICATION -- MARKING THE THIRD YEAR IN A ROW TO RECEIVE THIS PRESTIGIOUS AWARD. THE FUND WAS MEASURED AGAINST 13 CATEGORY PEERS FOR THE THREE-YEAR PERIOD ENDED DECEMBER 31, 2006. LIPPER PRESENTS THE AWARD EACH CALENDAR YEAR TO ONE FUND IN EACH CATEGORY THAT HAS ACHIEVED A STRONG TREND OF RISK-ADJUSTED RETURNS RELATIVE TO OTHER FUNDS IN ITS CATEGORY.

SIX-MONTH PERFORMANCE ANALYSIS:

The Fund's year to date performance has remained positive. However, the second quarter underperformance relative to the benchmark took back the strong outperformance seen in the first quarter.

For the first half of the year, the Fund's results were broad based; no dominant industry or country generated the most substantial advance. Strength was led by Industrial companies and different Materials companies (mining, fertilizer, paper), followed by Scandinavian crane builders, a U.S. auto manufacturer, a glass maker, Japanese shipping firms, South African resources and U.S. oil and gas companies. Continental Europe holdings proved steadfast performance contributors.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2007
--------------------------------------------------------------------------------

We have witnessed substantial merger and acquisition activity in the past six months, backed by vast global liquidity in the hands of both strategic acquirers and private equity buyers. Four of our holdings were subject to buyouts; two more acquisitions are currently underway. Proceeds from these sales have allowed us to invest in new ideas that have not yet contributed to results.

British homebuilders, which have been a steady source of strength in recent years, experienced difficulties in the first half of this year. The volatile U.S. housing market, marked by collapsed real estate-related hedge funds and slowing home sales, caused reverberations throughout the entire sector -- regardless of country or individual company fundamentals. Higher UK interest rates contributed to the decline in these holdings.

Sectors that held back performance included U.S. financials, Japanese utilities, and technology companies. Health insurance providers were also weaker.

ASSET ALLOCATION:

The portfolio remained underweight in the U.S. and continental Europe but overweight in Scandinavia and emerging markets. The Polaris research process continues to identify attractive values overseas. During the second quarter, the Fund made a commitment to Depfa, a provider of financial services to public sector clients worldwide. In addition, an investment was made in a French company engaged in engineering and construction services in the field of hydrocarbons and petrochemicals. Year-to-date, eight companies have been sold or acquired in merger and acquisition activity and several current holdings are subject to additional bids or mergers.

The Fund maintains a healthy exposure to the Industrials, Materials, Financials and Consumer Discretionary sectors and is underweight in Health Care and Information Technology.

The following table shows the Fund's asset allocation at June 30, 2007.

                                                             Polaris Global Value Fund Asset Allocation
            --------------------------------------------------------------------------------------------------------------
              WORLD
             MARKET   Portfolio                                          Consumer   Consumer Health            Information
            WEIGHTING Weighting Energy Utilities Materials Industrials Discretion'y Staples   Care  Financials Technology
            ---------------------------------------------------------------------------------------------------------------
N. America    51.61%    36.64%  2.14%    1.85%     5.20%      8.32%        1.66%     0.00%   3.21%    12.13%      0.00%
Japan         10.25%    12.78%  0.00%    2.58%     2.69%      3.86%        0.00%     2.48%   0.00%     0.00%      0.00%
Other Asia     4.43%     4.68%  0.00%    0.00%     1.85%      0.00%        0.00%     0.00%   0.00%     0.00%      1.37%
Europe        30.76%    26.70%  1.38%    0.00%     5.11%      2.69%        7.08%     1.54%   0.00%     7.70%      0.00%
Scandinavia    2.96%    13.10%  0.00%    0.00%     2.72%      6.21%        1.29%     0.45%   0.00%     2.43%      0.00%
Africa & S.
 America       0.00%     5.27%  1.46%    0.00%     3.81%      0.00%        0.00%     0.00%   0.00%     0.00%      0.00%
Cash           0.00%     0.82%  0.00%    0.00%     0.00%      0.00%        0.00%     0.00%   0.00%     0.00%      0.00%
                      ----------------------------------------------------------------------------------------------------
Industry
 Totals                100.00%  4.98%    4.43%    21.38%     21.08%       10.03%     4.47%   3.21%    22.27%      1.37%
                      ====================================================================================================
MARKET
 WEIGHTING   100.00%            9.73%    4.31%     6.73%     11.32%       11.14%     7.98%   8.54%    25.07%     10.55%
             -------            ------------------------------------------------------------------------------------------

            ---------------------

            Telecom.
            Services Other Cash
            --------------------
N. America   2.12%   0.00% 0.00%
Japan        1.17%   0.00% 0.00%
Other Asia   1.46%   0.00% 0.00%
Europe       1.20%   0.00% 0.00%
Scandinavia  0.00%   0.00% 0.00%
Africa & S.
 America     0.00%   0.00% 0.00%
Cash         0.00%   0.00% 0.82%
            ---------------------
Industry
 Totals      5.96%   0.00% 0.82%
            =====================
MARKET
 WEIGHTING   4.63%   0.00% 0.00%
            ---------------------

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2007
--------------------------------------------------------------------------------


INVESTMENT ENVIRONMENT AND STRATEGY:

Interest rate volatility led to equity market volatility in the second quarter of 2007, reminiscent of the May-June period in 2006. Holdings declined across many countries and industries -- a reaction based on macro-economic concerns that had little to do with individual company fundamentals.

Determining the strength of individual company fundamentals is at the core of Polaris' research process. During recent travels, the research team visited portfolio companies and potential investments in Norway, Romania, Poland, Germany, China and Japan. Local research, in combination with management meetings, reaffirmed the view that the Fund's holdings continue to report strong fundamental results with many companies indicating strong growth for the rest of 2007.

Recent trips also unearthed new investments that are exhibiting strong cash flow at reasonable prices. We expect to make new investments in the coming months. One note of caution: The U.S. market is still significantly overvalued, with a price-to-cash-earnings multiple (P/CE) of about 12.3. In a new development, the P/CE ratio of non-U.S. equities increased to 10.4 at quarter end therefore the valuation disparity is narrowing. This gives us concern and the portfolio actions during the quarter involved selling positions that represent less than compelling values and investments were made in companies with defensive qualities and better growth prospects. We expect this portfolio strategy to continue in the next quarters.

We welcome your questions and comments.

Sincerely,

/s/ Bernard R. Horn, Jr.
Bernard R. Horn, Jr.
Portfolio Manager

THE FUND INVESTS IN SECURITIES OF FOREIGN ISSUERS, INCLUDING ISSUERS LOCATED IN COUNTRIES WITH EMERGING CAPITAL MARKETS. INVESTMENTS IN SUCH SECURITIES ENTAIL CERTAIN RISKS NOT ASSOCIATED WITH INVESTMENTS IN DOMESTIC SECURITIES, SUCH AS VOLATILITY OF CURRENCY EXCHANGE RATES, AND IN SOME CASES, POLITICAL AND ECONOMIC INSTABILITY AND RELATIVELY ILLIQUID MARKETS. Fund performance includes reinvestment of dividends and capital gains. During the period, some of the Fund's fees were waived or expenses reimbursed. In the absence of these waivers and reimbursements, performance figures would be lower.

On June 1, 1998, a limited partnership managed by the adviser reorganized into the Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund's performance for the periods before June 1, 1998 is that of the limited partnership and includes the expenses of the limited partnership. If the limited partnership's performance had been readjusted to reflect the second year expenses of the Fund, the Fund's performance for all the periods would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2007
--------------------------------------------------------------------------------


The MSCI World, EAFE, and USA Indexes (The "Index") measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The Index is unmanaged and does include the reinvestment of dividends, net of withholding taxes. One cannot invest directly in an index or an average.

The views in this report were those of the Fund manager as of June 30, 2007, and may not reflect the views of the manager on the date this letter is second published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investment and do not constitute investment advice. This letter must be preceded or accompanied by a current Fund prospectus. Foreside Fund Services, LLC, is the Fund's Distributor.

The Fund's annual performance is as follows:

Historical Calendar Year Annual Returns (years ended December 31)

                Year Polaris Global Value Fund MSCI World Index
                ---- ------------------------- ----------------
                2006           24.57%               20.07%
                2005           10.52%                9.49%
                2004           23.63%               14.72%
                2003           47.06%               33.11%
                2002            3.82%              -19.89%
                2001            2.21%              -16.82%
                2000           -5.82%              -13.18%
                1999           16.50%               24.93%
                1998           -8.85%               24.34%
                1997           34.56%               15.76%
                1996           23.32%               13.48%
                1995           31.81%               20.72%
                1994           -2.78%                5.08%
                1993           25.71%               22.50%
                1992            9.78%               -5.23%
                1991           17.18%               18.28%
                1990          -11.74%              -17.02%

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
PERFORMANCE CHART AND ANALYSIS
JUNE 30, 2007
--------------------------------------------------------------------------------

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Polaris Global Value Fund (the "Fund") compared with the Morgan Stanley Capital International ("MSCI"), World Index, net dividends reinvested (the "Index"), over the past 10 fiscal years. The Index measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. For the most recent month end performance please call (888) 263-5594. Visit the Fund's website at www.polarisfunds.com.

    Average Annual Total Return as of 06/30/2007 One Year Five Year Ten Year
    -------------------------------------------- -------- --------- --------
             Polaris Global Value Fund            22.35%   18.89%    11.73%
             MSCI                                 23.59%   14.00%     7.05%

    Investment Value on 06/30/2007
    ------------------------------
             Polaris Global Value Fund           $30,324
             MSCI                                $19,759

                                    [CHART]

                   Polaris Global
                    Value Fund          MSCI World Index
                   --------------       ----------------
 6/30/1997            $10,000               $10,000
 9/30/1997             11,467                10,286
12/31/1997             10,723                10,033
 3/31/1998             11,657                11,470
 6/30/1998             11,112                11,703
 9/30/1998              8,885                10,300
12/31/1998              9,774                12,475
 3/31/1999              9,394                12,920
 6/30/1999             10,960                13,537
 9/30/1999             10,687                13,336
12/31/1999             11,387                15,585
 3/31/2000             10,889                15,745
 6/30/2000             10,978                15,187
 9/30/2000             10,570                14,424
12/31/2000             10,724                13,531
 3/31/2001             10,900                11,794
 6/30/2001             11,387                12,105
 9/30/2001              9,399                10,365
12/31/2001             10,961                11,255
 3/31/2002             12,932                11,293
 6/30/2002             12,768                10,263
 9/30/2002             10,674                 8,377
12/31/2002             11,380                 9,017
 3/31/2003             10,667                 8,561
 6/30/2003             13,272                10,019
 9/30/2003             14,588                10,504
12/31/2003             16,734                12,002
 3/31/2004             18,069                12,316
 6/30/2004             18,152                12,424
 9/30/2004             18,375                12,300
12/31/2004             20,690                13,769
 3/31/2005             20,885                13,617
 6/30/2005             20,829                13,673
 9/30/2005             22,353                14,627
12/31/2005             22,866                15,075
 3/31/2006             25,068                16,070
 6/30/2006             24,786                15,988
 9/30/2006             25,520                16,702
12/31/2006             28,485                18,100
 3/31/2007             29,726                18,552
 6/30/2007             30,324                19,759

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2007
--------------------------------------------------------------------------------

                Shares      Security Description       Value
               --------- -------------------------- ------------
               COMMON STOCKS - 99.1%
               AUSTRALIA - 1.4%
                 219,852 BHP Billiton, Ltd., ADR    $ 13,136,157
                                                    ------------
                                                      13,136,157
                                                    ------------
               AUSTRIA - 1.4%
                 186,732 Andritz AG                   12,383,080
                                                    ------------
                                                      12,383,080
                                                    ------------
               BELGIUM - 2.5%
                  87,344 KBC Groep NV                 11,825,579
                  68,516 Solvay SA, Class A           10,834,571
                                                    ------------
                                                      22,660,150
                                                    ------------
               CANADA - 1.5%
                 422,037 Methanex Corp. (CAD)         10,475,646
                 113,006 Methanex Corp. (USD)          2,840,971
                                                    ------------
                                                      13,316,617
                                                    ------------
               FINLAND - 6.5%
                 191,163 Cargotec Corp.               11,817,820
                 182,359 Kone Oyj, Class B            11,542,615
                 324,920 Konecranes Oyj               13,682,925
                 461,481 UPM-Kymmene Oyj              11,431,611
                 324,993 YIT-Yhtyma Oyj               10,272,198
                                                    ------------
                                                      58,747,169
                                                    ------------
               FRANCE - 5.2%
                  84,565 Christian Dior SA            11,014,341
                 105,391 Cie de Saint-Gobain          11,893,669
                 111,208 Imerys SA                    11,306,711
                 150,000 Technip SA                   12,446,700
                                                    ------------
                                                      46,661,421
                                                    ------------
               GERMANY - 1.3%
                  80,750 Continental AG               11,364,572
                                                    ------------
                                                      11,364,572
                                                    ------------
               IRELAND - 6.8%
                 586,622 Bank of Ireland              11,863,462
                 251,857 CRH plc                      12,481,198
                 648,500 Depfa Bank PLC               11,438,179
               1,833,121 Greencore Group PLC          13,895,740
                 458,400 Smurfit Kappa Group PLC(a)   11,535,857
                                                    ------------
                                                      61,214,436
                                                    ------------
               JAPAN - 12.8%
                 754,600 Asahi Breweries, Ltd.        11,710,103
                   1,014 Central Japan Railway Co.    10,704,454

              Shares        Security Description          Value
             --------- ------------------------------- ------------
             1,015,220 Iino Kaiun Kaisha, Ltd.         $ 12,069,366
               519,000 Kansai Electric Power Co., Inc.   12,285,395
                 1,430 KDDI Corp.                        10,602,054
               402,500 Maruichi Steel Tube, Ltd.         12,583,743
             1,680,000 Meiji Dairies Corp.               10,709,326
             1,315,000 Nippon Yusen KK                   12,077,348
             3,246,000 Showa Denko KK                    11,756,190
               342,800 Tokyo Electric Power Co., Inc.    11,023,493
                                                       ------------
                                                        115,521,472
                                                       ------------
             MEXICO - 1.4%
               354,473 Cemex SAB de CV ADR(a)            13,080,054
                                                       ------------
                                                         13,080,054
                                                       ------------
             NETHERLANDS - 1.5%
               287,679 ABN AMRO Holding NV               13,259,519
                                                       ------------
                                                         13,259,519
                                                       ------------
             NORWAY - 4.0%
               404,023 Austevoll Seafood ASA(a)           4,042,285
               843,950 Camillo Eitzen & Co. AS(a)         8,730,024
               804,706 DnB NOR ASA                       10,398,270
               119,280 Eitzen Maritime Services ASA(a)       50,568
               433,920 Yara International ASA            13,097,806
                                                       ------------
                                                         36,318,953
                                                       ------------
             PORTUGAL - 1.2%
               784,841 Portugal Telecom SGPS SA          10,868,255
                                                       ------------
                                                         10,868,255
                                                       ------------
             SOUTH AFRICA - 5.2%
               357,473 Impala Platinum Holdings, Ltd.    10,926,327
             3,044,319 Metorex, Ltd.(a)                  10,683,635
               694,130 Sappi, Ltd.                       12,645,369
               349,870 Sasol, Ltd.                       13,169,387
                                                       ------------
                                                         47,424,718
                                                       ------------
             SOUTH KOREA - 2.8%
                16,627 Samsung Electronics Co., Ltd.     10,193,211
                 7,020 Samsung Electronics Co., Ltd.
                       GDR(b)                             2,150,298
                57,168 SK Telecom Co., Ltd.              13,189,043
                                                       ------------
                                                         25,532,552
                                                       ------------
             SPAIN - 1.2%
               429,588 Banco Bilbao Vizcaya Argentaria
                       SA                                10,583,420
                                                       ------------
                                                         10,583,420
                                                       ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2007
--------------------------------------------------------------------------------

               Shares        Security Description         Value
              --------- ------------------------------ -----------
              SWEDEN - 2.6%
                204,060 Autoliv, Inc.                  $11,604,892
                444,902 Investor AB, Class B            11,579,214
                                                       -----------
                                                        23,184,106
                                                       -----------
              UNITED KINGDOM - 6.2%
                540,963 Barratt Developments PLC        10,785,589
                474,600 Bellway PLC                     12,006,746
                125,700 BHP Billiton PLC                 3,508,142
                890,794 George Wimpey PLC                8,996,474
                947,515 Lloyds TSB Group PLC            10,577,619
                418,450 Persimmon PLC                    9,729,246
                                                       -----------
                                                        55,603,816
                                                       -----------
              UNITED STATES - 33.6%
                495,344 Ameris Bancorp                  11,130,380
                350,806 Ametek, Inc.                    13,919,982
                454,404 Astoria Financial Corp.         11,378,276
                154,486 Capital One Financial Corp.     12,117,882
                169,774 Colony Bankcorp, Inc.            3,307,197
              1,556,387 Ford Motor Co.                  14,661,165
                294,344 FPL Group, Inc.                 16,701,079
                230,017 General Dynamics Corp.          17,991,930
                  9,299 Idearc, Inc.                       328,534
                424,663 International Bancshares Corp.  10,879,866
                762,616 Mac-Gray Corp.(a)(c)            11,668,025
                321,282 Marathon Oil Corp.              19,264,069
                315,534 National City Corp.             10,513,593
                283,749 Praxair, Inc.                   20,427,090

               Shares          Security Description           Value
              ----------    ----------------------------  ------------
                300,848    South Financial Group. Inc.    $  6,811,199
                466,397    Southwest Bancorp, Inc.          11,212,184
                458,658    Sovereign Bancorp, Inc.           9,696,030
                282,701    Stewart Information Services
                           Corp.                            11,259,981
                235,282    Toro Co.                         13,855,757
                222,670    UnitedHealth Group, Inc.         11,387,344
                464,551    Verizon Communications, Inc.     19,125,565
                258,638    Webster Financial Corp.          11,036,083
                219,838    WellPoint, Inc.(a)               17,549,667
                290,374    WESCO International, Inc.(a)     17,553,108
                                                          ------------
                                                           303,775,986
                                                          ------------
             TOTAL COMMON STOCKS (COST $720,879,360)       894,636,453
                                                          ------------
             CERTIFICATES OF DEPOSIT - 0.0%
                 28,873    Middlesex Savings Bank               28,873
                 27,822    Stoneham Savings Bank                27,822
                                                          ------------
             TOTAL CERTIFICATES OF DEPOSIT (COST $56,695)       56,695
                                                          ------------
             COMMERCIAL PAPER# - 1.8%
             16,118,000    Prudential Funding Corp.,
                           5.27%, 7/2/07                  $ 16,118,000
                                                          ------------
             TOTAL COMMERCIAL PAPER
                           (COST $16,118,000)               16,118,000
                                                          ------------
             TOTAL INVESTMENTS - 100.9%
                           (COST $737,054,055)*            910,811,148
             OTHER ASSETS AND LIABILITIES, NET - (0.9)%     (7,814,820)
                                                          ------------
             NET ASSETS - 100.0%                          $902,996,328
                                                          ============

ADRAmerican Depositary Receipt
plcPublic Limited Company
(a)Non-Income producing security.
(b)Security exempt from registration under Rule 144A under the Securities Act of 1933. At the end of the period, the value of these securities amounted to $2,150,298 or 0.2% of net assets
(c)Affiliated company.

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

   Name of      Shares held as of    Gross      Gross    Shares held as of    Value,     Investment
   issuer      beginning of period additions  reductions   end of period   June 30, 2007   income
   -------     ------------------- ---------- ---------- ----------------- ------------- ----------
Mac-Gray Corp.       658,199       $1,569,387     $0          762,616       $11,668,025      $0

#  Yields shown are annualized yields at time of purchase.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2007
--------------------------------------------------------------------------------


* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $182,007,477
            Gross Unrealized Depreciation                (8,250,384)
                                                       ------------
            Net Unrealized Appreciation (Depreciation) $173,757,093
                                                       ============

% of Total Investments

                       Industrials...............  20.9%
                       Financials................  22.1%
                       Materials.................  21.2%
                       Consumer Discretionary....   9.9%
                       Telecommunication Services   5.9%
                       Consumer Staples..........   4.4%
                       Utilities.................   4.4%
                       Energy....................   4.8%
                       Health Care...............   3.2%
                       Information Technology....   1.4%
                       Cash and Cash Equivalents.   1.8%
                                                  ------
                                                  100.0%
                                                  ======

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2007
--------------------------------------------------------------------------------


ASSETS
  Total investments, at value (Cost $737,054,055)                                                    $910,811,148
  Cash                                                                                                     13,700
  Foreign currency (Cost $461,270)                                                                        461,270
  Receivables:
    Fund shares sold                                                                                    1,354,873
    Interest and dividends                                                                              1,263,697
  Prepaid expenses                                                                                         46,122
                                                                                                     ------------
Total Assets                                                                                          913,950,810
                                                                                                     ------------

LIABILITIES
  Payables:
    Fund shares redeemed                                                                                  813,045
    Payable for investment securities purchased                                                         9,206,723
  Accrued Liabilities:
    Investment adviser fees                                                                               744,764
    Trustees' fees and expenses                                                                             1,625
    Compliance services fees                                                                                4,434
    Other expenses                                                                                        183,891
                                                                                                     ------------
Total Liabilities                                                                                      10,954,482
                                                                                                     ------------

NET ASSETS                                                                                           $902,996,328
                                                                                                     ============
COMPONENTS OF NET ASSETS
  Paid-in capital                                                                                    $713,787,944
  Accumulated undistributed (distributions in excess of) net investment income                          4,786,182
  Net realized gain (loss) on investments and foreign currency transactions                            10,668,333
  Unrealized appreciation (depreciation) of investments and foreign currency translations             173,753,869
                                                                                                     ------------

NET ASSETS                                                                                           $902,996,328
                                                                                                     ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 BASED ON NET ASSETS OF $902,996,328 AND 42,448,126 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED) $      21.27
                                                                                                     ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2007
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividend income (net of foreign withholding taxes $923,499)             $ 9,563,814
  Interest income                                                             898,767
                                                                          -----------
Total Investment Income                                                    10,462,581
                                                                          -----------

EXPENSES
  Investment adviser fees                                                   3,924,131
  Administrator fees                                                          208,609
  Transfer agency fees                                                        214,910
  Custodian fees                                                              117,967
  Accountant fees                                                              38,662
  Professional fees                                                            30,373
  Registration fees                                                            19,483
  Trustees' fees and expenses                                                  18,612
  Compliance services fees                                                     18,568
  Miscellaneous expenses                                                       51,028
                                                                          -----------
Total Expenses                                                              4,642,343
                                                                          -----------

NET INVESTMENT INCOME (LOSS)                                                5,820,238
                                                                          -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS

Realized Gain (Loss) on:
  Investments                                                              10,683,781
  Foreign currency transactions                                                23,855
                                                                          -----------
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions  10,707,636
                                                                          -----------
Change in Unrealized Appreciation (Depreciation) on:
  Investments                                                              29,888,928
  Foreign currency translations                                               (18,260)
                                                                          -----------
Net Change in Unrealized Appreciation (Depreciation) on Investments
 and foreign currency translations                                         29,870,668
                                                                          -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS                                         40,578,304
                                                                          -----------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $46,398,542
                                                                          ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                            Six Months Ended    Year Ended
                                                             June 30, 2007   December 31, 2006
                                                            ---------------- -----------------
OPERATIONS
  Net investment income (loss)                                $  5,820,238     $  4,181,653
  Net realized gain (loss) on investments and
   foreign currency transactions                                10,707,636        1,137,556
  Net change in unrealized appreciation (depreciation) on
   investments and foreign currency translations                29,870,668       94,372,699
                                                              ------------     ------------
Increase (Decrease) in Net Assets Resulting from Operations     46,398,542       99,691,908
                                                              ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                  -       (4,739,081)
  Net realized gain on investments                                       -       (1,245,151)
                                                              ------------     ------------
Total Distributions to Shareholders                                      -       (5,984,232)
                                                              ------------     ------------

CAPITAL SHARE TRANSACTIONS
  Sale of shares                                               326,432,640      304,429,520
  Reinvestment of distributions                                          -        5,624,306
  Redemption of shares                                         (78,111,092)     (76,518,820)
  Redemption fees                                                  222,973          230,889
                                                              ------------     ------------
Increase (Decrease) from Capital Share Transactions            248,544,521      233,765,895
                                                              ------------     ------------
Increase (Decrease) in Net Assets                              294,943,063      327,473,571

NET ASSETS
  Beginning of Period                                          608,053,265      280,579,694
                                                              ------------     ------------
  End of Period(a)                                            $902,996,328     $608,053,265
                                                              ============     ============

SHARE TRANSACTIONS
  Sale of shares                                                15,742,182       17,113,356
  Reinvestment of distributions                                          -          282,423
  Redemption of shares                                          (3,734,608)      (4,272,583)
                                                              ------------     ------------
Increase (Decrease) in Shares                                   12,007,574       13,123,196
                                                              ============     ============

(a) Accumulated undistributed (distributions in excess of)
    net investment income                                     $  4,786,182     $ (1,034,056)
                                                              ============     ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period:

                                                 Six
                                                Months                                Year Ended
                                                Ended     ------------------------------------------------------------------
                                               June 30,   December 31,  December 31,  December 31,  December 31, December 31,
                                                 2007         2006          2005        2004(a)       2003(a)      2002(a)
                                              --------    ------------  ------------  ------------  ------------ ------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  19.98      $  16.20      $  14.80      $  12.04      $  8.30      $  8.01
                                              --------      --------      --------      --------      -------      -------
INVESTMENT OPERATIONS
Net investment income (loss)                      0.15(b)       0.17(b)       0.19(b)       0.05         0.04         0.05
  Net realized and unrealized gain (loss) on
   investments, options and foreign
   currency transactions                          1.13          3.80          1.36          2.78         3.86         0.20
                                              --------      --------      --------      --------      -------      -------
Total from Investment Operations                  1.28          3.97          1.55          2.83         3.90         0.25
                                              --------      --------      --------      --------      -------      -------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM
  Net investment income                              -         (0.16)        (0.16)        (0.08)       (0.03)       (0.02)
  Net realized gain on investments, options
   and foreign currency transactions                 -         (0.04)            -             -(c)     (0.13)           -
                                              --------      --------      --------      --------      -------      -------
Total Distributions to Shareholders                  -         (0.20)        (0.16)        (0.08)       (0.16)       (0.02)
                                              --------      --------      --------      --------      -------      -------
REDEMPTION FEE(B)                                 0.01          0.01          0.01          0.01            -(c)      0.06
                                              --------      --------      --------      --------      -------      -------
NET ASSET VALUE, END OF PERIOD                $  21.27      $  19.98      $  16.20      $  14.80      $ 12.04      $  8.30
                                              ========      ========      ========      ========      =======      =======
TOTAL RETURN(D)                                   6.46%        24.57%        10.52%        23.63%       47.06%        3.82%
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)   $902,996      $608,174      $280,580      $143,010      $36,675      $23,341
Ratios to Average Net Assets:(e)
  Net investment income (loss)                    1.48%         0.96%         1.23%         0.73%        0.52%        0.51%
  Net expenses                                    1.18%         1.23%         1.29%         1.48%        1.75%        1.75%
  Gross expenses(f)                               1.18%         1.23%         1.30%         1.48%        1.86%        2.00%
PORTFOLIO TURNOVER RATE                             13%            5%           10%           15%          26%          40%

------------------------------
(a)Audited by another Independent Registered Public Accounting Firm.
(b)Calculated based on average shares outstanding during the period.
(c)Amount rounds to less than $0.01 per share.
(d)Not annualized for periods less than one year.
(e)Annualized for periods less than one year.
(f)Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

The Polaris Global Value Fund (the "Fund"), is a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on June 1, 1998 after it acquired the net assets of Global Value Limited Partnership (the "Partnership"), in exchange for Fund shares. The Partnership commenced operations on July 31, 1989. The Fund seeks capital appreciation by investing primarily in common stocks (including ADRs) of companies located worldwide (including emerging market countries).

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund.

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value. Any short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. All premium and discount are amortized and accreted in accordance with generally accepted accounting principles.

Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007
--------------------------------------------------------------------------------


FOREIGN CURRENCY TRANSLATIONS - Foreign currency amounts are translated into US dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

REDEMPTION FEE - A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - AN INTERPRETATION OF FAS 109 ("FIN 48") which is effective for fiscal years beginning after December 15, 2006. FIN 48 prescribes a minimum threshold for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Fund management has determined that the Fund has not taken any tax positions in the current or prior reporting periods that would require reporting under FIN 48.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007
--------------------------------------------------------------------------------


In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from the adoption on the Fund's financial statements.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
PARTIES

INVESTMENT ADVISER - Polaris Capital Management, Inc. (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

SHAREHOLDER SERVICE AGENT - The Trust has adopted a shareholder servicing plan for the Fund under which the Fund may pay the Fund's administrator an annualized fee of up to 0.25% of average daily net assets for providing shareholder service activities that are not otherwise provided by the Transfer Agent. The Fund's administrator may pay this fee to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund. As of June 30, 2007 this fee has not been imposed on the Fund.

DISTRIBUTION - Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup Fund Services, LLC ("Citigroup"), or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

OTHER SERVICES PROVIDERS

Citigroup provides administration, custody services, portfolio accounting, and transfer agency services to the Fund. Certain employees of Citigroup are also officers of the Trust.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership in the Distributor.

NOTE 4. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the period ended June 30, 2007, were $352,291,338 and $95,919,943 respectively.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007
--------------------------------------------------------------------------------


NOTE 5. FEDERAL TAX INFORMATION AND INVESTMENT TRANSACTIONS

As of December 31, 2006, distributable earnings on a tax basis were as follows:

                  Undistributed Ordinary Income $    967,317
                  Undistributed Long-Term Gain        28,827
                  Capital and Other Losses           (57,192)
                  Unrealized Appreciation        141,870,891
                                                ------------
                  Total                         $142,809,843
                                                ============

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to post October currency losses and cumulative PFIC market to market.

For tax purposes, the current year post-October currency loss was $13,570 and the short-term and long-term loses were 29,140. This loss will be recognized for tax purposes on the first business day of the Fund's next year.

NOTE 6. OTHER INFORMATION

On June 30, 2007, two shareholders held approximately 46% of the outstanding shares of the Fund. These shareholders are omnibus accounts, which are held on behalf of several individual shareholders.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
ADDITIONAL INFORMATION
JUNE 30, 2007
--------------------------------------------------------------------------------

INVESTMENT ADVISORY AGREEMENT APPROVAL

At the February 16, 2007 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the "Advisory Agreement"). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and the Administrator, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of the Services

The Board met with the Adviser's portfolio manager and discussed the Adviser's personnel, operations and financial condition. Specifically, the Board discussed with the Adviser the adequacy of its resources and quality of services provided by the Adviser under the Advisory Agreement. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser.

The Board then reviewed the Adviser's financial stability. The Adviser noted that it currently manages over $2.5 billion in assets, is profitable and financially stable. Based on the foregoing, the Board concluded that the Adviser was financially able to provide investment advisory services to the Fund.

Costs of Services and Profitability

The Board then considered information provided by the Adviser regarding its costs of services and profitability with respect to the Fund. The Board considered the Adviser's research, marketing and sales resources devoted to the Fund. The Board also considered that the Adviser has elected not to implement any service fees allowed under the Fund's prospectus. The Board concluded that the level of the Adviser's profits attributable to management of the Fund was not excessive in light of the services provided by the Adviser on behalf of the Fund.

Compensation

The Board also considered the Adviser's compensation for providing advisory services to the Fund and analyzed comparative information on fees, expenses, and performance of similar mutual funds. In this regard, the Board noted that while the Adviser's contractual advisory fee was higher than the mean and median advisory fee for its Lipper Inc. peer group, the Fund's total expense ratio was lower than the mean and median total expense ratio for its Lipper Inc. peer group. The Board also considered the Adviser's compensation for managing separate accounts. The Board considered that the separate accounts are not subject to the same types of expenses as the Fund. The Board recognized that it was difficult to compare expense ratios because of variations in the services

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
ADDITIONAL INFORMATION
JUNE 30, 2007
--------------------------------------------------------------------------------

provided by the Adviser that are included in the fees paid by other funds. Based on the foregoing, the Board concluded that the Adviser's advisory fee charged to the Fund was reasonable.

Performance

The Adviser also discussed its approach to managing the Fund as well as the Fund's performance. The Adviser represented that it would continue to provide high quality portfolio management services to the Fund so long as it serves as Adviser to the Fund. The Board observed that the Fund underperformed its benchmark index for the 3- and 6-month periods ended December 31, 2006. The Board noted that the Fund currently holds a five-star overall rating from Morningstar. The Board also noted that the Fund outperformed its benchmark for the 1-, 3- and 5-year periods ended December 31, 2006 and been ranked number one in its Lipper Inc. peer group for the 5-year period. The Board concluded that the Fund's performance was reasonable in comparison to its peers and benchmark.

Economies of Scale

The Board then considered whether the Fund would benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints. The Board noted that the Adviser experienced growth of assets consistent with performance in the past and expects to do so in the future. The Adviser represented that advisory fee breakpoints would be introduced if Fund assets continue to trend upward. The Board concluded that it would not be necessary to consider the implementation of fee breakpoints at this time.

Other Benefits

The Adviser represented that it did not have any third party soft dollar arrangements and did not receive any other benefits from its relationship with the Fund. Based on the foregoing, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement. Based upon its review, the Board concluded that the overall arrangements between the Funds and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and other such matters as the Board considered relevant in the exercise of its reasonable judgment.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (888) 263-5594 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended December 31, is available, without charge and upon request, by calling (888) 263-5594 and on the SEC's website at www.sec.gov.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
ADDITIONAL INFORMATION
JUNE 30, 2007
--------------------------------------------------------------------------------


AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSES EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007, through June 30, 2007.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, is these transactional costs had been included, your costs would have been higher.

                       Beginning       Ending
                     Account Value  Account Value Expenses Paid    Annualized
                    January 1, 2007 June 30, 2007 During Period* Expense Ratio*
                    --------------- ------------- -------------- --------------
Actual Return          $1,000.00      $1,064.56       $6.04           1.18%
Hypothetical Return    $1,000.00      $1,018.94       $5.91           1.18%

------------------------------
* Expenses are equal to the Funds' annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

                                    [GRAPHIC]

                            Polaris Global Value Fund

                              SEMI-ANNUAL REPORT
                                 June 30, 2007
                                  (Unaudited)

                                 [LOGO] POLARIS
                              CAPITAL MANAGEMENT, INC.
                          http://www.polarisfunds.com

                                (888) 263-5594

                              INVESTMENT ADVISER
                       Polaris Capital Management, Inc.
                               125 Summer Street
                               Boston, MA 02110

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                              Two Portland Square
                              Portland, ME 04101
                               www.foresides.com

                                TRANSFER AGENT
                         Citigroup Fund Services, LLC
                                 P.O. Box 446
                              Portland, ME 04112

This report is submitted for the general information of the shareholders of the
                                     Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

Semi-Annual Report

June 30, 2007
(Unaudited)

                                 W I N S L O W
--------------------------------------------------------------------------------
                               GREEN GROWTH FUND

                                    [GRAPHIC]

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                    A MESSAGE TO OUR SHAREHOLDERS        2

                    PERFORMANCE CHART AND ANALYSIS       6

                    SCHEDULE OF INVESTMENTS              7

                    STATEMENT OF ASSETS AND LIABILITIES 11

                    STATEMENT OF OPERATIONS             12

                    STATEMENTS OF CHANGES IN NET ASSETS 13

                    FINANCIAL HIGHLIGHTS                14

                    NOTES TO FINANCIAL STATEMENTS       16

WINSLOW GREEN GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

We are pleased to provide you with the semi-annual report for the Winslow Green Growth Fund for the period ended 6/30/07.

The Fund's Investor shares outperformed their benchmark, the Russell 2000 Growth Index, during the first half of the year, returning 17.03% for the six months ended 6/30/07 vs. the benchmark's 9.33% return. The Fund has generated long-term returns that outpace its benchmark over the 3-, 5- and 10-year time periods. As a result the Fund earned a 5-star Overall Morningstar Rating/TM /from Morningstar as of 6/30/07. (Overall Morningstar Rating/TM /among 645 Funds in the small growth category for 6/30/07; the Overall Morningstar Rating for the Fund is derived from a weighted average of the risk adjusted performance figures associated with its 3- and 5-year Morningstar Rating metrics.) The Fund also ranked in the top 1% of all small cap growth funds for the 3- and 5-year periods ended 6/30/07 according to Lipper.

LIPPER SMALL CAP GROWTH FUND RANKINGS AS OF 6/30/07:

                                          1-YEAR   3-YEAR 5-YEAR
               Winslow Green Growth Fund #114/ 565 #4/458 #3/380
               Percentile Rank                 20%     1%     1%

LIPPER RANKS FUNDS IN VARIOUS FUND CATEGORIES BY MAKING COMPARATIVE CALCULATIONS USING TOTAL RETURNS.

TOTAL RETURNS AS OF 6/30/07:

                                   YTD   1-YEAR 3-YEAR* 5-YEAR* 10-YEAR*
        Winslow Green Growth Fund 17.03% 21.49% 18.47%  20.31%   18.35%
        Russell 2000 Growth Index  9.33% 16.83% 11.76%  13.08%    5.28%
        Performance Spread        +7.70% +4.66% +6.71%  +7.23%  +13.07%

----------
*  ANNUALIZED.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF INVESTOR SHARES ONLY (OTHER SHARE CLASSES MAY VARY) AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. DURING THE PERIOD, SOME OF THE FUND'S FEES WERE WAIVED OR EXPENSES REIMBURSED; OTHERWISE, TOTAL RETURN WOULD HAVE BEEN LOWER. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR MOST RECENT MONTH-END PERFORMANCE AND/OR A FUND PROSPECTUS PLEASE CALL 888-314-9049 OR VISIT THE FUND'S WEBSITE AT WWW.WINSLOWGREEN.COM. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S ANNUAL OPERATING EXPENSE RATIO (GROSS) FOR INVESTOR SHARES IS 1.49%, WAIVED CONTRACTUALLY TO A NET EXPENSE RATIO OF 1.45% BY THE ADVISOR THROUGH APRIL 30, 2008. THE FUND CHARGES A 2.00% REDEMPTION FEE ON SHARES REDEEMED WITHIN 90 DAYS OF PURCHASE. PLEASE SEE PAGE 6 FOR FURTHER INFORMATION CONCERNING THE FUND'S PERFORMANCE.

                                                      WINSLOW GREEN GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------


The stock market's performance has been uncertain so far in 2007. Flat performance during the first quarter was followed by a very strong second quarter; and while this report covers the period ended 6/30/07, it is important to acknowledge the market correction which began across most major indices starting in mid-July of this year. Through all of this uncertainty, we continue to perceive a number of constants: oil is still expensive, energy security and climate change are still serious concerns, people are still choosing organic foods and natural products, and savvy companies are still creating cost advantages and revenue opportunities through green business practices. We also see new constants emerging, such as the surprisingly high costs of constructing new coal-fired and nuclear power plants.

In short, green investing still makes a lot of sense in our opinion. We continue to believe that long-term outperformance is available to investors focused on environmental factors, and we are pleased that the Fund has demonstrated this potential over time.

The Fund's portfolio has always included a mix of "clean" (environmentally responsible) and "green" (environmental solutions) companies, and positive performance during the quarter was attributable to companies from both categories. The biggest positive contributor was AQUANTIVE, one of the portfolio's long-time "clean" holdings; it became the beneficiary of the ongoing battle for online supremacy between Google and Microsoft in May, when Microsoft agreed to purchase aQuantive at a steep premium to the company's then-current market value. Another company contributing positive performance was SURMODICS, which entered into a potentially lucrative long-term agreement with Merck for development and commercialization of a system that could replace the frequent optical injections often needed to treat serious eye conditions such as macular degeneration, one of the leading causes of blindness in the elderly.

Other positive contributors included GREEN MOUNTAIN COFFEE ROASTERS, which declared a 3-for-1 stock split shortly after the end of the most recent quarter; ORBCOMM, an exciting company that enables "machine-to-machine" communications that greatly increase efficiency and reduce waste for commercial and industrial clients; and FUEL-TECH, which continued its impressive growth track record by inking a deal with Itochu Corp. that will give them access to Chinese operators of coal-fired boilers desperately in need of Fuel Tech's emission reduction and efficiency optimization products and services.

Several of the portfolio's holdings had difficult quarters, including healthcare holdings THERMOGENESIS and STAAR SURGICAL which suffered respectively from manufacturing problems and a disappointing Food and Drug Administration (FDA) review of a key product line. Most notable for green investors was the negative performance from WHOLE FOODS MARKET and UNITED NATURAL FOODS. Both of these leaders in the organic food industry have suffered from the

WINSLOW GREEN GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

uncertainty surrounding the planned merger of Whole Foods and Wild Oats, which the Federal Trade Commission has decided to contest vigorously. In Winslow's view, there is no legitimate reason to block this merger - it would create a company representing a tiny sliver of the overall grocery market in the U.S., not to mention a company that doesn't even have a majority of the U.S. market for organic and natural foods. We hope that the issue will eventually be resolved and the merger will proceed; however, we are also confident in the underlying strategies of both Whole Foods and United Natural, and foresee potential for continued growth and success for the companies in the event that the merger is blocked.

When the Fund launched several years ago, we were able to find plenty of opportunities to invest in clean companies, but there were few compelling companies that were creating business around true environmental solutions. As time marches forward, we continue to see an increasing number of attractive green investment opportunities. Given the changes in the world around us - from awareness and action on climate change around the world, to the huge increase in the cost of traditional energy over the past several years, to the continued movement towards healthier living - it is not surprising that more and more growth businesses are emerging in the green solutions space.

As a result we have been shifting the mix of "clean" and "green" companies in the portfolio over time. As of 6/30/07, 64% of the Fund was invested in "green" companies providing environmental solutions and leading the way with pioneering green business practices. The Fund was 20% invested in renewable energy companies; 20% invested in healthy living companies; 15% invested in energy efficiency companies; and 9% invested in other green solutions (such as environmental services and green building products companies). In addition to representing our green investment philosophy, we believe that each of these companies represents our fundamental investment strategy - companies at a point of inflection in their growth trajectory that have the potential to generate above-average growth and performance for the Fund for a period of years.

As always, we encourage your questions and comments, and we thank you for your continued investment in the Fund.

Sincerely,

/s/ Jackson W.Robinson
Jackson W. Robinson
President, Winslow Management Company, LLC

                                                      WINSLOW GREEN GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------


THE FUND INVESTS IN SMALL AND MEDIUM CAPITALIZATION COMPANIES. INVESTMENTS IN THESE COMPANIES INVOLVE GREATER RISK, SUCH AS LIMITED PRODUCT LINES, MARKETS, AND FINANCIAL OR MANAGERIAL RESOURCES. A more complete listing of historical Fund holdings is found in the Fund's website. Total return figures include reinvestment of investment income and capital gains. Prior to April 1, 2001, Winslow Management Company managed a common trust fund ("CTF") with investment objectives and policies that were, in all material respects, equivalent to the Fund. The Fund's performance for periods before April 1, 2001 is that of the CTF and reflects the expenses of the CTF. If the CTF's performance had been readjusted to reflect estimated expenses of the Fund for its first fiscal year, the performance would have been lower. The CTF was not registered under the Investment Company Act of 1940 ("1940 Act") nor subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results.

The views in this report were those of the Fund managers as of June 30, 2007 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

For funds with at least a three-year history, a Morningstar Rating/TM/ is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) with emphasis on downward variations and consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars and the bottom 10% 1 star. Each share class is counted as a fraction of one fund within this scale and rated separately. The Morningstar Rating/TM/ is for the Investor Share class only; other share classes may have different performance characteristics. The Winslow Green Growth Fund was rated against 645 and 533 U.S.-domiciled small growth funds over the three-year and five-year periods ended 6/30/07, respectively. The Fund received a Morningstar Rating/TM/ of 4 stars and 5 stars for the 3- and 5-year periods, respectively. (C)2007 Morningstar, Inc. All Rights Reserved. The information herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

WINSLOW GREEN GROWTH FUND

PERFORMANCE CHART AND ANALYSIS
JUNE 30, 2007
--------------------------------------------------------------------------------

The following chart reflects the change in value of a hypothetical $10,000 investment in the Winslow Green Growth Fund over the past ten fiscal years, including reinvested dividends and distributions. The result is compared with a broad-based securities market index. As the Fund's primary performance benchmark, the Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. One cannot invest directly in any index.

  AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/07       ONE YEAR FIVE YEAR TEN YEAR
  Winslow Green Growth Fund - Investor Shares       21.49%   20.31%    18.35%
  Winslow Green Growth Fund - Institutional Shares  21.81%   20.36%    18.37%
  Russell 2000 Growth Index                         16.83%   13.08%     5.28%

  INVESTMENT VALUE ON 06/30/07
  Winslow Green Growth Fund - Investor Shares      $53,890
  Winslow Green Growth Fund - Institutional Shares $54,006
  Russell 2000 Growth Index                        $16,731

                                    [CHART]

             Investor Shares   Institutional Shares   Russell 2000 Growth Index
  6/30/1997       $10,000             $10,000                  $10,000
  9/30/1997       12,547              12,547                    11,692
 12/31/1997       11,976              11,976                    10,734
  3/31/1998       14,870              14,870                    12,009
  6/30/1998       12,464              12,464                    11,319
  9/30/1998       9,256               9,256                     8,788
 12/31/1998       11,537              11,537                    10,866
  3/31/1999       11,810              11,810                    10,683
  6/30/1999       13,362              13,362                    12,258
  9/30/1999       15,968              15,968                    11,656
 12/31/1999       25,900              25,900                    15,548
  3/31/2000       40,871              40,871                    16,991
  6/30/2000       36,568              36,568                    15,738
  9/30/2000       45,746              45,746                    15,113
 12/31/2000       33,510              33,510                    12,061
  3/31/2001       22,552              22,552                    10,227
  6/30/2001       29,927              29,927                    12,065
  9/30/2001       19,959              19,959                    8,677
 12/31/2001       27,108              27,108                    10,948
  3/31/2002       26,206              26,206                    10,733
  6/30/2002       21,379              21,379                    9,048
  9/30/2002       16,238              16,238                    7,101
 12/31/2002       16,937              16,937                    7,635
  3/31/2003       17,997              17,997                    7,339
  6/30/2003       25,890              25,890                    9,111
  9/30/2003       30,581              30,581                    10,064
 12/31/2003       32,475              32,475                    11,341
  3/31/2004       32,768              32,768                    11,974
  6/30/2004       32,407              32,407                    11,985
  9/30/2004       30,558              30,558                    11,264
 12/31/2004       36,401              36,401                    12,963
  3/31/2005       33,379              33,379                    12,078
  6/30/2005       36,493              36,493                    12,499
  9/30/2005       40,201              40,201                    13,288
 12/31/2005       40,837              40,837                    13,502
  3/31/2006       48,856              48,856                    15,441
  6/30/2006       44,359              44,336                    14,321
  9/30/2006       42,552              42,552                    14,070
 12/31/2006       46,049              46,096                    15,303
  3/31/2007       45,121              45,191                    15,682
  6/30/2007       53,890              54,006                    16,731


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (888) 314-9049 OR VISIT THE FUND'S WEBSITE AT WWW.WGGF.COM. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                      WINSLOW GREEN GROWTH FUND

SCHEDULE OF INVESTMENTS
JUNE 30, 2007
--------------------------------------------------------------------------------

          SHARES            SECURITY DESCRIPTION              VALUE
         --------------------------------------------------------------
         COMMON STOCK - 99.3%
         CONSUMER DISCRETIONARY - 9.4%
           121,950 Chipotle Mexican Grill, Inc.(a)         $ 10,399,896
           133,600 Gaiam, Inc.(a)                             2,435,528
            38,880 Herbalife, Ltd.                            1,541,592
           400,000 Interface, Inc., Class A                   7,544,000
           100,000 Timberland Co.(a)                          2,519,000
                                                           ------------
                                                             24,440,016
                                                           ------------
         CONSUMER STAPLES - 18.6%
           232,052 Bankrate, Inc.(a)                         11,119,932
           205,000 Green Mountain Coffee Roasters, Inc.(a)   16,141,700
            97,500 NutriSystems Inc.(a)                       6,809,400
           335,000 United Natural Foods, Inc.(a)              8,904,300
           138,000 Whole Foods Market, Inc.                   5,285,400
                                                           ------------
                                                             48,260,732
                                                           ------------
         ENERGY - 22.7%
         1,000,000 Canadian Hydro Developers, Inc.(a)         5,810,000
            30,000 Comverge, Inc.(a)                            930,300
           155,200 Covanta Holding Corp.(a)                   3,825,680
           143,700 First Solar, Inc.(a)                      12,830,973
           210,000 EnerNOC, Inc.(a)                           8,007,300
           308,118 Infinity Bio-Energy, Ltd.(a)               1,571,402
           733,400 Metretek Technologies, Inc.(a)            11,323,696
         2,050,000 Nova Biosource Fuels, Inc.(a)              5,227,500
           620,500 Protonex Technology Corp.(a)               1,115,044
           875,000 Questair Technologies, Inc.(a)(b)            825,720
            15,000 Sunpower Corp.(a)                            945,750
           573,340 Tomra Systems ASA                          5,026,569
           590,000 US Geothermal, Inc. 144A(a)(b)             1,401,840
                                                           ------------
                                                             58,841,774
                                                           ------------
         HEALTHCARE - 7.2%
           400,000 BioMarin Pharmaceuticals, Inc.(a)          7,176,000
           525,280 Combinatorx Inc.(a)                        3,240,978
         3,712,000 Unigene Laboratories, Inc.(a)              8,314,880
                                                           ------------
                                                             18,731,858
                                                           ------------

See Notes to Financial Statements.

WINSLOW GREEN GROWTH FUND

SCHEDULE OF INVESTMENTS
JUNE 30, 2007
--------------------------------------------------------------------------------

       SHARES               SECURITY DESCRIPTION                VALUE
      -------------------------------------------------------------------
      INDUSTRIALS - 12.6%
        840,850 Bioteq Environmental Tech, Inc.(a)           $  3,279,315
        121,310 Ceco Environmental Corp.(a)                     1,392,639
        448,450 Fuel Tech, Inc.(a)                             15,359,413
        525,000 WFI Industries, Ltd.                           12,831,000
                                                             ------------
                                                               32,862,367
                                                             ------------
      MATERIALS - 1.7%
        175,940 Metabolix, Inc.(a)                              4,403,778
                                                             ------------

      MEDICAL PRODUCTS - 12.0%
      1,036,800 Staar Surgical Co.(a)                           3,960,576
        400,000 SurModics, Inc.(a)                             20,000,000
      2,611,100 ThermoGenesis Corp.(a)                          7,206,636
                                                             ------------
                                                               31,167,212
                                                             ------------
      TECHNOLOGY - 4.6%
        445,800 Callidus Software, Inc.(a)                      3,610,980
      2,000,000 SourceForge, Inc.(a)                            8,440,000
                                                             ------------
                                                               12,050,980
                                                             ------------
      TELECOMMUNICATIONS - 6.8%
        357,140 Occam Networks, Inc.(a)                         3,564,258
        863,700 Orbcomm, Inc.(a)                               14,173,317
                                                             ------------
                                                               17,737,575
                                                             ------------
      UTILITIES - 3.7%
         67,000 Ormat Technologies, Inc.                        2,524,560
      2,700,000 US Geothermal, Inc.(a)(c)                       7,128,000
                                                             ------------
                                                                9,652,560
                                                             ------------

      TOTAL COMMON STOCK (Cost $211,654,199)                  258,148,852
                                                             ------------

      WARRANTS - 0.0%
        175,480 Infinity Bio-Energy Ltd., Expires 5/23/10         127,223
        615,000 Nova Biosource Fuels, Inc., Expires 12/20/11           --
        100,000 Quantum Fuel Systems Technologies Worldwide,
                  Inc., Expires 12/31/49                               --
                                                             ------------

      TOTAL WARRANTS (Cost $87,740)                               127,223
                                                             ------------

See Notes to Financial Statements.

                                                      WINSLOW GREEN GROWTH FUND

SCHEDULE OF INVESTMENTS
JUNE 30, 2007
--------------------------------------------------------------------------------

                SHARES      SECURITY DESCRIPTION        VALUE
               --------------------------------------------------
               SHORT TERM INVESTMENT 0.9%
               MONEY MARKET FUNDS - 0.9%
               2,303,229 Pax World Money Market Fund
                           (Cost $2,303,229)         $  2,303,229
                                                     ------------


                               TOTAL INVESTMENTS - 100.2%
                                 (Cost $214,045,168)        $260,579,303
                                                            ------------

     CONTRACTS   SECURITY DESCRIPTION   STRIKE PRICE EXPIRATION    VALUE
     ---------   --------------------   ------------ ---------- -----------
     CALL OPTIONS WRITTEN (0.5)%
         (853) First Solar, Inc.             80        7/25/07    (861,530)
         (584) First Solar, Inc.             95        9/26/07    (385,440)
         (175) Fuel Tech, Inc.               35        7/25/07     (26,250)
         (500) Whole Foods Market, Inc.      50       11/21/07     (19,000)
                                                                -----------
     TOTAL CALL OPTIONS WRITTEN
       (Premiums received $348,059)                             (1,292,220)
                                                                -----------

                               OTHER ASSETS AND LIABILITIES, NET - 0.3%        658,748
                                                                          ------------
                               NET ASSETS - 100.0%                        $259,945,832
                                                                          ============

----------
(a)Non-income producing security.
(b)Restricted Security not registered under the Securities Act of 1933 other than Rule 144A securities.

At the end of the period, the value of these securities amounted to $2,227,560 or 0.9.% of net assets.

                                                              ACQUISITION VALUE
         SECURITY           ACQUISITION DATE ACQUISITION COST     PER UNIT
         --------           ---------------- ---------------- -----------------
Questair Technologies, Inc.    5/19/2006         1,057,049         $1.208
US Geothermal, Inc.             6/5/2007        $1,215,695         $2.061

(c)Affiliated Company

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

                          SHARES                         SHARES
                        HELD AS OF                       HELD AT    VALUE,
                        BEGINNING    GROSS     GROSS       END     JUNE 30,
      NAME OF ISSUER    OF PERIOD  ADDITIONS REDUCTIONS OF PERIOD    2007
      --------------    ---------- --------- ---------- --------- ----------
    US Geothermal, Inc. 2,700,000     $0         $0     2,700,000 $7,128,000

See Notes to Financial Statements.

WINSLOW GREEN GROWTH FUND

SCHEDULE OF INVESTMENTS
JUNE 30, 2007
--------------------------------------------------------------------------------


*Cost for Federal income tax purposes is $181,184,127.

            Gross Unrealized Appreciation              $ 63,083,332
            Gross Unrealized Depreciation               (17,493,358)
                                                       ------------
            Net Unrealized Appreciation (Depreciation) $ 45,589,974
                                                       ============

PORTFOLIO HOLDINGS
% of Total Investments

                         Consumer Discretionary   9.4%
                         Consumer Staples        18.5%
                         Energy                  22.6%
                         Healthcare               7.2%
                         Industrials             12.6%
                         Materials                1.7%
                         Medical Products        12.0%
                         Technology               4.6%
                         Telecommunications       6.8%
                         Utilities                3.7%
                         Warrants                 0.0%
                         Money Market Funds       0.9%
                                                -----
                                                100.0%
                                                =====

See Notes to Financial Statements.

                                                      WINSLOW GREEN GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2007
--------------------------------------------------------------------------------

   ASSETS
    Total investments, at value (Cost $214,045,168)             $260,579,303
    Cash                                                             471,295
    Unrealized gain on currency contracts                              1,976
    Receivables:
      Investment securities sold                                   1,625,424
      Expense reimbursement from adviser                               1,285
      Fund shares sold                                             1,781,437
      Dividends and interest                                         215,634
    Prepaid expenses                                                  25,816
                                                                ------------
   Total Assets                                                  264,702,170
                                                                ------------

   LIABILITIES
    Call options written, at value (Premiums received $348,060)    1,292,220
    Payables:
      Fund shares redeemed                                            56,935
      Investment securities purchased                              3,089,524
    Accrued Liabilities:
      Investment adviser fees                                        166,711
      Trustees' fees and expenses                                        190
      Compliance services fees                                         3,007
      Other expenses                                                 147,751
                                                                ------------
   Total Liabilities                                               4,756,338
                                                                ------------
   NET ASSETS                                                   $259,945,832
                                                                ============

   COMPONENTS OF NET ASSETS
    Paid-in-capital                                             $193,470,213
    Accumulated net investment income (loss)                        (792,423)
    Accumulated net realized gain (loss)                          21,678,409
    Unrealized appreciation (depreciation)                        45,589,633
                                                                ------------
   NET ASSETS                                                   $259,945,832
                                                                ============
   SHARES OF BENEFICIAL INTEREST (UNLIMITED
     SHARES AUTHORIZED)
    Investor Shares                                               10,225,533
    Institutional Shares                                             964,425
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE
    Investor Shares (based on net assets of $237,497,262)       $      23.23
                                                                ------------
    Institutional Shares (based on net assets of $22,448,570)   $      23.28
                                                                ------------

See Notes to Financial Statements.

WINSLOW GREEN GROWTH FUND

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2007
--------------------------------------------------------------------------------

      INVESTMENT INCOME
       Dividend income                                        $   304,894
       Interest income                                            462,979
                                                              -----------
      Total Investment Income (Net of foreign withholding tax
        of $21,908)                                               767,873
                                                              -----------
      EXPENSES
       Investment adviser fees                                    982,338
       Administrator fees                                          92,862
       Shareholder servicing fees
         Investor Shares                                          248,842
       Transfer agency fees
         Investor Shares                                          127,901
         Institutional Shares                                      17,255
       Custodian fees                                              20,786
       Accountant fees                                             32,657
       Registration fees                                           17,291
       Professional fees                                           23,754
       Trustees' fees and expenses                                  5,193
       Compliance services fees                                    16,882
       Miscellaneous expenses                                      35,994
                                                              -----------
      Total Expenses                                            1,621,755
       Fees waived and reimbursed                                 (63,129)
                                                              -----------
      Net Expenses                                              1,558,626
                                                              -----------
      NET INVESTMENT INCOME (LOSS)                               (790,753)
                                                              -----------
      REALIZED AND UNREALIZED GAIN (LOSS)
      Realized Gain (Loss) on:
       Investments                                             22,995,067
       Written Options                                         (2,619,228)
       Foreign currency transactions                                  674
                                                              -----------
      Net Realized Gain (Loss)                                 20,376,513
                                                              -----------
      Change in Unrealized Appreciation (Depreciation) on:
       Investments                                             18,239,042
       Written Options                                           (944,160)
       Foreign currency translations                                 (342)
                                                              -----------
      Net Change in Unrealized Appreciation (Depreciation)     17,294,540
                                                              -----------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON
        INVESTMENTS                                            37,671,053
                                                              -----------
      INCREASE (DECREASE) IN NET ASSETS FROM
        OPERATIONS                                            $36,880,300
                                                              ===========

See Notes to Financial Statements.

                                                      WINSLOW GREEN GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  SIX MONTHS ENDED    YEAR ENDED
                                                   JUNE 30, 2007   DECEMBER 31, 2006
                                                  ---------------- -----------------
OPERATIONS
  Net investment income (loss)                      $   (790,753)    $  (2,729,686)
  Net realized gain (loss)                            20,376,513         1,769,875
  Net change in unrealized appreciation
   (depreciation)                                     17,294,540         6,366,932
                                                    ------------     -------------
Increase (Decrease) in Net Assets from Operations     36,880,300         5,407,121
                                                    ------------     -------------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM
  Net realized gain on investments
   Investors Shares                                           --          (191,854)
   Institutional Shares                                       --           (13,968)
                                                    ------------     -------------
Total distributions to shareholders                           --          (205,822)
                                                    ------------     -------------
CAPITAL SHARE TRANSACTIONS
  Sale of shares
   Investor Shares                                    59,879,464       217,466,741
   Institutional Shares                                4,393,438        19,414,239
  Reinvestment of distributions
   Investor Shares                                            --           185,463
   Institutional Shares                                       --            12,550
  Redemption of shares
   Investor Shares                                   (50,387,669)     (180,605,595)
   Institutional Shares                               (1,357,431)       (3,691,348)
  Redemption fees
   Investor Shares                                        22,266           242,849
   Institutional Shares                                       --            11,712
                                                    ------------     -------------
Increase (Decrease) from Capital Share
 Transactions                                         12,550,068        53,036,611
                                                    ------------     -------------
Increase (Decrease) in Net Assets                     49,430,368        58,237,910
NET ASSETS
  Beginning of period                                210,515,464       152,277,554
                                                    ------------     -------------
  End of period(a)                                  $259,945,832     $ 210,515,464
                                                    ============     =============
SHARE TRANSACTIONS
  Sale of shares
   Investor Shares                                     2,947,734        11,013,779
   Institutional Shares                                  219,138         1,023,443
  Reinvestment of distributions
   Investor Shares                                            --             9,136
   Institutional Shares                                       --               618
  Redemption of shares
   Investor Shares                                    (2,513,106)       (9,874,380)
   Institutional Shares                                  (67,435)         (211,339)
                                                    ------------     -------------
Increase (Decrease) in Shares                            586,331         1,961,257
                                                    ============     =============
(a)Accumulated undistributed (distributions in
   excess of) net investment income                 $   (792,423)    $      (1,670)
                                                    ============     =============

See Notes to Financial Statements.

WINSLOW GREEN GROWTH FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period.

                                  SIX MONTHS                  YEAR ENDED DECEMBER 31,
                                     ENDED     --------------------------------------------------
                                 JUNE 30, 2007    2006       2005       2004      2003       2002
                                 ------------- --------   --------   -------    -------   -------
INVESTOR SHARES
NET ASSET VALUE PER
 SHARE, Beginning of Period        $  19.85    $  17.62   $  15.90   $ 14.41    $  7.51   $ 12.02
                                   --------    --------   --------   -------    -------   -------
INCOME FROM
 INVESTMENT
 OPERATIONS
  Net investment loss(a)              (0.08)      (0.23)     (0.17)    (0.17)     (0.11)    (0.09)
  Net realized and unrealized
   gain (loss) on investments,
   options and foreign
   currency transactions               3.46        2.46       2.09      1.90       7.00     (4.42)
                                   --------    --------   --------   -------    -------   -------
Total from Investment Operations       3.38        2.23       1.92      1.73       6.89     (4.51)
                                   --------    --------   --------   -------    -------   -------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM
  Net realized gain                      --       (0.02)     (0.22)    (0.24)        --        --
                                   --------    --------   --------   -------    -------   -------
Redemption Fees(a)                       --(b)     0.02       0.02        --(b)    0.01        --(b)
                                   --------    --------   --------   -------    -------   -------
NET ASSET VALUE PER
 SHARE, End of Period              $  23.23    $  19.85   $  17.62   $ 15.90    $ 14.41   $  7.51
                                   ========    ========   ========   =======    =======   =======
TOTAL RETURN(C)                       17.03%      12.77%     12.18%    12.09%     91.74%   (37.52)%
RATIO/SUPPLEMENTARY
 DATA
  Net assets at end of period
   (000's omitted)                 $237,497    $194,366   $152,278   $48,366    $55,263   $10,993
  Ratios to Average Net
   Assets(d):
  Net expenses                         1.45%       1.45%      1.45%     1.45%      1.45%     1.45%
  Gross Expenses(e)                    1.50%       1.49%      1.69%     1.93%      1.90%     2.48%
  Net investment income (loss)        (0.75)%     (1.22)%    (1.02)%   (1.20)%    (0.93)%   (0.98)%
PORTFOLIO TURNOVER
 RATE                                    45%        113%       103%      102%       202%      114%

----------
(a)Calculated based on average shares outstanding during the period.
(b)Less than $0.01 per share.
(c)Not annualized for periods less than one year.
(d)Annualized for periods less than one year.
(e)Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

                                                      WINSLOW GREEN GROWTH FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period.

                                                                 JUNE 6, 2006(A)
                                               SIX MONTHS ENDED      THROUGH
                                                JUNE 30, 2007   DECEMBER 31, 2006
                                               ---------------- -----------------
INSTITUTIONAL SHARES
NET ASSET VALUE PER SHARE,
 Beginning of Period                               $ 19.87           $ 19.56
                                                   -------           -------
INCOME FROM INVESTMENT
 OPERATIONS
  Net investment loss(b)                             (0.05)            (0.11)
  Net realized and unrealized gain (loss)
   on investments, options and foreign
   currency transactions                              3.46              0.42
                                                   -------           -------
Total from Investment Operations                      3.41              0.31
                                                   -------           -------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM
  Net realized gain                                     --             (0.02)
                                                   -------           -------
Redemption Fees(b)                                      --              0.02
                                                   -------           -------
NET ASSET VALUE PER SHARE,
 End of Period                                     $ 23.28           $ 19.87
                                                   =======           =======
TOTAL RETURN(C)                                      17.16%             1.68%

RATIO/SUPPLEMENTARY DATA
  Net assets at end of period (000's omitted)      $22,449           $16,150
  Ratios to Average Net Assets(d):
   Net Expenses                                       1.20%             1.20%
   Gross Expenses(e)                                  1.23%             1.51%
  Net investment income (loss)                       (0.49)%           (1.06)%

PORTFOLIO TURNOVER RATE                                 45%              113%

----------
(a)Commencement of operations.
(b)Calculated based on average shares outstanding during the period.
(c)Not annualized for periods less than one year.
(d)Annualized for periods less than one year.
(e)Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

The Winslow Green Growth Fund (the "Fund") is a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty- seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on April 1, 2001, after it acquired the net assets of Winslow Environmental Growth Fund (the "CTF"), a common trust fund, in exchange for Fund shares. The Fund currently offers two classes of shares:
Investor Shares and Institutional Shares. Investors Shares commenced operations on April 1, 2001 and Institutional Shares commenced operations on June 6, 2006.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Exchange-traded options for which there were no sales reported that day are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at broker-dealer bid quotation.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable.

                                                      WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007
--------------------------------------------------------------------------------

Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. All premium and discount are amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

FOREIGN CURRENCY - Foreign currency amounts are translated into US dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

OPTIONS - When the Fund writes an option; an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the

WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007
--------------------------------------------------------------------------------

current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

RESTRICTED SECURITIES - The Fund may invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by the Fund is included in the Schedule of Investments.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income if any are declared and paid at least quarterly. Distributions to shareholders of net capital gains if any are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

                                                      WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007
--------------------------------------------------------------------------------

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

The Fund's class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.

REDEMPTION FEES - A shareholder who redeems or exchanges shares within 90 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes--an interpretation of FAS 109 ("FIN 48") which is effective for fiscal years beginning after December 15, 2006. FIN 48 prescribes a minimum threshold for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Fund management has determined that the Fund has not taken any tax positions in the current or prior reporting periods that would require reporting under FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value

WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007
--------------------------------------------------------------------------------

measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from its adoption on the Fund's financial statements.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
PARTIES

INVESTMENT ADVISER - Winslow Management Company (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.90% of the Fund's average daily net assets.

DISTRIBUTION - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup Fund Services, LLC ("Citigroup"), or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

OTHER SERVICES

Citigroup provides administration, custody services, portfolio accounting, and transfer agency services to the Fund. Certain employees of Citigroup are also officers of the Trust.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership in the Distributor.

NOTE 4. EXPENSE REIMBURSEMENTS AND FEES WAIVED

During the period, the Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through April 30, 2008 to limit total annual operating expenses to 1.20% for Institutional shares and 1.45% for Investor shares for each of the class' average daily net assets. The Distributor and other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary waivers and reimbursements may be reduced or eliminated at any time. For the six months ended June 30, 2007, fees waived and reimbursed, were as follows:

                                                      WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007
--------------------------------------------------------------------------------

                      INVESTMENT
                   ADVISER EXPENSES
                   REIMBURSED AND/   OTHER  TOTAL FEES WAIVED
                      OR WAIVED     WAIVERS  AND REIMBURSED
                   ---------------- ------- -----------------
                       $45,457      $17,672      $63,129

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the period ended June 30, 2007 were as follows:

                             PURCHASES      SALES
                             ---------   -----------
                            $108,559,799 $98,419,375

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

              Undistributed Long-Term Gain             1,436,289
              Capital and Other Losses                    (1,670)
              Unrealized Appreciation (Depreciation)  28,160,700
                                                     -----------
              Total                                  $29,595,319
                                                     ===========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to post-October currency losses.

For tax purposes, the current year post-October loss was $1,670. This loss will be recognized for tax purposes on the first business day of the Fund's next year.

WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007
--------------------------------------------------------------------------------


NOTE 7. WRITTEN OPTION TRANSACTIONS

Transactions in options written during the six months ended June 30, 2007 were as follows:

                                                          CALLS
                                                  ----------------------
                                                     NUMBER
                                                  OF CONTRACTS PREMIUMS
                                                  ------------ ---------
       OUTSTANDING, DECEMBER 31, 2006                     0            0
       Options written                               10,509    1,498,698
       Options terminated in closing transactions     7,761    1,083,522
       Options exercised                                  0            0
       Options expired                                  636       67,117
                                                     ------    ---------
       OUTSTANDING JUNE 30, 2007                      2,112      348,059
                                                     ------    ---------

NOTE 8. OTHER INFORMATION

On June 30, 2007, three shareholders held approximately 45% of the outstanding shares of the Fund. These shareholders are omnibus accounts, which are held on behalf of several individual shareholders.

                                                      WINSLOW GREEN GROWTH FUND

ADDITIONAL INFORMATION (UNAUDITED)
JUNE 30, 2007
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (888) 314-9049 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended December 31, is available, on the Fund's website at www.wggf.com and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSES EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007, through June 30, 2007.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

WINSLOW GREEN GROWTH FUND

ADDITIONAL INFORMATION (UNAUDITED)
JUNE 30, 2007
--------------------------------------------------------------------------------

You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, is these transactional costs had been included, your costs would have been higher.

                     BEGINNING ACCOUNT ENDING ACCOUNT EXPENSES PAID ANNUALIZED
                           VALUE           VALUE         DURING      EXPENSE
                      JANUARY 1, 2007  JUNE 30, 2007     PERIOD*     RATIO *
                     ----------------- -------------- ------------- ----------
 INVESTOR SHARES
 Actual Return           $1,000.00       $1,170.28        $7.80        1.45%
 Hypothetical Return     $1,000.00       $1,017.60        $7.25        1.45%
 INSTITUTIONAL SHARES
 Actual Return           $1,000.00       $1,171.61        $6.46        1.20%
 Hypothetical Return     $1,000.00       $1,018.84        $6.01        1.20%

----------
*Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

                                 W I N S L O W
--------------------------------------------------------------------------------
                               GREEN GROWTH FUND

                              Two Portland Square
                             Portland, Maine 04101
                                (888) 314-9049
                                 www.wggf.com

                              Investment Adviser
                        Winslow Management Company, LLC
                          99 High Street, 12th Floor
                          Boston, Massachusetts 02110
                             www.winslowgreen.com

                                Transfer Agent
                         Citigroup Fund Services, LLC
                                 P.O. Box 446
                             Portland, Maine 04112
                                (888) 314-9049

                                  Distributor
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/ST/ Floor
                             Portland, Maine 04101
                               www.foresides.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

                                    [GRAPHIC]



Printed with vegetable-based inks

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of report to stockholders under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant does not accept nominees to the board of directors from shareholders.

ITEM 11. CONTROLS AND PROCEDURES

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant      FORUM FUNDS

By   /s/ Simon D. Collier
     -------------------------------
     Simon D. Collier,
     President & Principal Executive Officer

Date 8/29/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   /s/ Simon D. Collier
     -------------------------------
     Simon D. Collier,
     President & Principal Executive Officer

Date 8/29/2007

By   /s/ Trudance L. C. Bakke
     -------------------------------
     Trudance L. C. Bakke,
     Treasurer & Principal Financial Officer

Date 8/29/2007